UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund:	BlackRock Capital Allocation Trust (BCAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Allocation Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Capital Allocation Trust (BCAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$0.183384	$0.112821	$—	$0.328395	$0.624600	29%	18%	—%	53%	100%

(a) The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BCAT	$0.1041

The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.25%	40.79%
U.S. small cap equities (Russell 2000® Index)	17.54	62.03
International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35
Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Option Over-Writing Strategy	BlackRock Capital Allocation Trust (BCAT)

Overview

In general, the goal of the Trust is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trust seeks to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance the Trust’s risk-adjusted return. The Trust’s objectives cannot be achieved in all market conditions.

The Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

The Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to the Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($21.88)(a)	5.71%
Current Monthly Distribution per Common Share(b)	$0.1041
Current Annualized Distribution per Common Share(b)	$1.2492
Leverage as of June 30, 2021(c)	18%

(a) Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b) The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

(c)  Represents bank overdraft and reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$21.88	$21.77	0.51%	$23.78	$19.81
Net Asset Value	21.81	21.05	3.61	21.94	20.91

Market Price and Net Asset Value History Since Inception

The Trust commenced operations on September 28, 2020.

TRUST SUMMARY	7

Trust Summary as of June 30, 2021 (continued)	BlackRock Capital Allocation Trust (BCAT)

Performance

Returns for the period ended June 30, 2021 were as follows:

		Total Returns
	6-month	Since Inception(a)
Trust at NAV(b)(c)	6.69%	12.85%
Trust at Market Price(b)(c)	3.50	13.21

MSCI World Index(d)	13.05	28.97
Bloomberg Barclays Global Aggregate Total Return Index (unhedged)(e)	(3.21)	0.23

(a) The Trust commenced operations on September 28, 2020.

(b) All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

(c)  The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(d) A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes.

(e) The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust’s performance is reviewed on an absolute return basis due to the nature of its mandate. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Global equity markets were positive for the period, albeit with bouts of market volatility driven by weaker-than-expected U.S. job growth, higher-than-expected inflation and statements by the Fed that that the Federal Funds rate would be raised sooner than expected. Market appreciation was mainly due to the recognition of the potential for robust economic growth in the second half of the period, coupled with a healthy U.S. consumer and the continuation of accommodative fiscal and monetary policies. Within fixed income, U.S. Treasuries posted a negative return over the period, driven by a rapid back-up in rates during the first half of the period amidst market expectations of a rapidly improving economy. Despite a backdrop of positive economic growth and surprisingly strong U.S. inflation data, bond markets rallied later in the period to partially offset some of these losses, with the recent decline in yields largely the result of market technicals and the immense amount of liquidity in the system. International sovereigns also declined over the period against a stronger U.S. dollar. Within U.S. credit, high yield bonds appreciated as spread compression continued across the asset class, while investment grade was slightly negative.

Over the period, most of the Trust’s positive return was driven by equity exposure. From a sector perspective, positioning in financials and information technology were the primary contributors. Within fixed income, positioning in high yield credit and securitized assets were the primary drivers of positive return.

The Trust uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements. During the period, the Fund’s use of derivatives, in aggregate, detracted from the Trust’s performance.

During the period, the Trust continued its initial ramp-up to become fully invested following its launch on September 28, 2020. The Trust increased its exposure to equities by 16% over the period, with the largest increases in financials, consumer discretionary, and information technology. The Trust slightly reduced exposure to health care and consumer staples during the period. Within fixed income, total exposure was increased by 15% with notable additions across a diversified basket of high yield credit and securitized assets.

During the period, the investment adviser invested the remaining cash balance in the Trust across both equity and fixed income markets, while employing a modest level of leverage to bring the total capital invested to 118% of net assets at period end. The use of leverage is to seek to enhance both the income and total return of the portfolio given the sustained low yield environment.

At period end, the Trust had a 54% weighting in equities. The Trust had exposure to all sectors, with the largest absolute weightings in information technology, financials and consumer discretionary. Within equities, the investment adviser used options as an additional source of income throughout the period. As of June 30, 2021, the investment adviser sold options on approximately 9.5% of the fundamental equity positions.

Within fixed income, the Trust finished the period with a weighting of 64%, comprised predominately of high yield credit, securitized assets and emerging market sovereign bonds, which exhibited the most attractive yield on offer within the asset class. The investment adviser continued to emphasize exposure in high yield credit and securitized assets not only for the attractive carry potential but also given each sector’s historical tendency to be less sensitive to interest rates, which could bode well in a rising rate environment.

At period end, private investments in the portfolio comprised close to 5.1% of total assets in the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2021 (continued)	BlackRock Capital Allocation Trust (BCAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security	Percent of Total Investments
SPDR Bloomberg Barclays High Yield Bond ETF	2%
Microsoft Corp.	2
Bank of America Corp.	1
Alphabet, Inc	1
Johnson & Johnson	1
Mastercard, Inc.	1
UnitedHealth Group, Inc.	1
Enbridge, Inc	1
Amazon.com, Inc	1
Boston Scientific Corp.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	06/30/21	12/31/20
United States	59%	61%
Cayman Islands	7	6
Germany	3	2
France	3	3
United Kingdom	3	2
Netherlands	2	3
China	2	3
Mexico	2	2
Ireland	2	1
Italy	1	1
Canada	1	1
Luxembourg	1	1
India	1	1
Brazil	1	1
Colombia	1	1
Sweden	1	1
Japan	1	1
Egypt	1	1
Dominican Republic	1	—
Indonesia	1	1
Hong Kong	1	1
Argentina	1	—
Taiwan	1	1
Israel	1	—
Macau	1	—
Spain	1	—
Ukraine	—	1
Saudi Arabia	—	1
Panama	—	1
Chile	—	1
Switzerland	—	1
Other(a)	—	—

(a)	Rounds to less than 1% of total investments.

TRUST SUMMARY	9

Consolidated Schedule of Investments (unaudited) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$1,013,264

Cayman Islands — 4.8%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 3.84%, 04/20/30(a)(b)	USD	1,950	1,951,103
AGL CLO 5 Ltd., Series 2020-5A, Class ER, (3 mo. LIBOR US + 6.45%), 6.60%, 07/20/34(a)(b)		3,000	3,000,000
AGL CLO 7 Ltd., Series 2020-7A, Class DR, (3 mo. LIBOR US + 3.10%), 1.00%, 07/15/34(a)(b)(c)		250	250,000
AGL CLO Ltd.
Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 3.48%, 01/15/33(a)(b)		550	550,149
Series 2020-9A, Class D, 1.00%, 07/15/34		250	250,000
Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 3.89%, 01/20/34(a)(b)		850	855,966
AIMCO CLO, 2017-AA, (3 mo. LIBOR US + 3.15%), 3.34%, 04/20/34(a)(b)		250	251,125
Allegany Park CLO Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 3.70%), 3.89%, 01/20/33(a)(b)		600	604,239
Apidos CLO XXII, 2015-22A, (3 mo. LIBOR US + 2.95%), 3.14%, 04/20/31(a)(b)		250	250,012
Apidos CLO XXXIII, Series 2020-33A, Class E, (3 mo. LIBOR US + 7.52%), 7.70%, 07/24/31(a)(b)		1,000	1,002,611
Apidos CLO XXXIV, Series 2020-34A, Class E, (3 mo. LIBOR US + 7.25%), 7.49%, 01/20/33(a)(b)		3,000	3,011,104
Apidos CLO XXXV, Series 2021-35A, Class E, (3 mo. LIBOR US + 5.75%), 5.95%, 04/20/34(a)(b)(d)		375	372,900
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 4.43%, 10/15/28(a)(b)		3,000	3,000,887
Ares LV CLO Ltd.(a)(b)
Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 1.00%, 07/15/34(c)		1,500	1,500,000
Series 2020-55A, Class E, (3 mo. LIBOR US + 6.20%), 6.38%, 04/15/31		5,400	5,407,847
Series 2020-55A, Class ER, (3 mo. LIBOR US + 6.35%), 6.48%, 07/15/34(c)		5,400	5,400,000
Ares LVI CLO Ltd., Series 2020-56A, (3 mo. LIBOR US + 7.58%), 7.76%, 10/25/31(a)(b)		625	627,147
Ares LVII CLO Ltd., Series 2020-57A, Class D, (3 mo. LIBOR US + 4.35%), 4.53%, 10/25/31(a)(b)		4,000	4,019,854
Bain Capital Credit CLO Ltd., Series 2020-2A, Class E, (3 mo. LIBOR US + 6.83%), 7.02%, 07/21/31(a)(b)		500	504,910
Ballyrock CLO 2019-1 Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 1.00%, 07/15/32(a)(b)(c)		2,700	2,700,000
Ballyrock CLO Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 3.33%, 10/15/28(a)(b)		500	499,995
Birch Grove CLO Ltd.(a)(b)
Series 19A, Class D, (3 mo. LIBOR US + 3.90%), 4.02%, 06/15/31		1,250	1,250,637
Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 3.48%, 06/15/31(c)		1,250	1,250,000

Security		Par (000)	Value

Cayman Islands (continued)
BlueMountain CLO Ltd., Series 2016-2A, Class C1R, (3 mo. LIBOR US + 4.00%), 4.16%, 08/20/32(a)(b)	USD	1,000	$1,001,302
BlueMountain CLO XXX Ltd.(a)(b)
Series 2020-30A, Class D, (3 mo. LIBOR US + 3.90%), 4.08%, 01/15/33		3,650	3,663,965
Series 2020-30A, Class E, (3 mo. LIBOR US + 7.73%), 7.91%, 01/15/33		800	803,326
Buckhorn Park CLO Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 3.75%), 3.94%, 01/18/31(a)(b)		1,000	1,000,108
Buttermilk Park CLO Ltd., (3 mo. LIBOR US + 3.10%), 3.28%, 10/15/31(a)(b)		250	249,387
Canyon Capital CLO Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 3.51%, 04/15/34(a)(b)		250	250,439
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.39%, 04/20/32(a)(b)(d)		1,425	1,430,557
Cedar Funding X CLO Ltd., Series 2019-10A, Class D, (3 mo. LIBOR US + 3.85%), 4.04%, 10/20/32(a)(b)		450	451,398
CIFC Funding Ltd.(a)(b)
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 2.98%, 04/24/30		1,000	996,835
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.70%), 3.88%, 07/16/32		1,000	1,000,507
Crown City CLO, Series 2019-1AD, (3 mo. LIBOR US + 7.88%), 8.07%, 07/20/30(a)(b)		375	375,106
Crown City CLO III(a)(b)(c)
Series 2021-1A, Class C, (3 mo. LIBOR US + 3.30%), 1.00%, 07/20/34		1,000	1,000,000
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.75%), 1.00%, 07/20/34		500	500,000
Dryden CLO Ltd.(a)(b)
Series 2019-80A, Class D1, (3 mo. LIBOR US + 4.10%), 4.29%, 01/17/33		250	251,721
Series 2020-85A, Class D, (3 mo. LIBOR US + 3.90%), 4.08%, 10/15/32		1,750	1,755,520
Elmwood CLO I Ltd.(a)(b)
Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.59%, 10/20/33		5,750	5,864,654
Series 2019-1A, Class ER, (3 mo. LIBOR US + 7.71%), 7.90%, 10/20/33		2,375	2,408,804
Elmwood CLO II Ltd.(a)(b)
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 6.99%, 04/20/34		2,250	2,257,644
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	893,637
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 6.10%), 1.00%, 10/20/34(a)(b)(c)		250	250,000
Flatiron CLO 19 Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 3.90%), 4.06%, 11/16/32(a)(b)		700	702,806
Goldentree Loan Management US Clo 6 Ltd., Series 2019-6A, Class D, (3 mo. LIBOR US + 3.85%), 4.04%, 01/20/33(a)(b)		250	251,412
Goldentree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3 mo. LIBOR US + 3.05%), 3.24%, 07/20/31(a)(b)		750	750,078

10	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 6.63%, 04/15/33(a)(b)	USD	1,250	$1,241,459
Kayne CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.59%), 7.83%, 01/15/34(a)(b)		5,000	5,043,760
Kayne CLO III Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.86%, 04/15/32(a)(b)(d)		250	250,025
Neuberger Berman CLO XXIII Ltd., Series 2016- 23A, Class ER, (3 mo. LIBOR US + 5.75%), 5.94%, 10/17/27(a)(b)		650	649,032
Niagara Park Clo Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 5.95%), 1.00%, 07/17/32(a)(b)(c)		1,000	1,000,000
Northwoods Capital 20 Ltd., Series 2019-20A, Class ER, (3 mo. LIBOR US + 7.85%), 8.03%, 01/25/32(a)(b)		1,250	1,252,487
Ocean Trails CLO IX, Series 2020-9A, Class E, (3 mo. LIBOR US + 6.80%), 6.98%, 10/15/29(a)(b)		250	249,436
OCP CLO 2015-10 Ltd., Series 2015-10A, Class E, (3 mo. LIBOR US + 7.50%), 7.68%, 10/26/27(a)(b)		1,000	1,006,469
OCP CLO 2020-18 Ltd., Series 2020-18A, Class DR, (3 mo. LIBOR US + 3.20%), 3.36%, 07/20/32(a)(b)(d)		500	499,250
OCP CLO Ltd.(a)(b)
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 6.54%, 04/10/33		750	744,359
Series 2020-20A, Class D1, (3 mo. LIBOR US + 3.95%), 4.14%, 10/09/33		3,500	3,537,427
Series 2020-20A, Class E, (3 mo. LIBOR US + 7.66%), 7.85%, 10/09/33		2,250	2,271,903
OZLM XXIV Ltd., Series 2019-24A, Class C1, (3 mo. LIBOR US + 4.05%), 4.24%, 07/20/32(a)(b)		250	251,241
Palmer Square CLO Ltd., Series 2021-2A, Class E, (3 mo. LIBOR US + 6.35%), 6.46%, 07/15/34(a)(b)		250	249,990
Palmer Square Loan Funding 2021-3 Ltd.(a)(b)(c)
Series 2021-3A, Class C, (3 mo. LIBOR US + 2.50%), 1.00%, 07/20/29		250	250,000
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 1.00%, 07/20/29		250	250,000
Palmer Square Loan Funding Ltd.(a)(b)
Series 2018-4A, Class D, (3 mo. LIBOR US + 4.25%), 4.41%, 11/15/26		1,000	997,367
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.56%, 08/20/27		1,900	1,901,495
Series 2019-4A, Class D, (3 mo. LIBOR US + 5.90%), 6.08%, 10/24/27		600	598,046
Series 2020-3A, Class D, (3 mo. LIBOR US + 4.23%), 4.42%, 07/20/28		250	250,845
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 3.75%, 11/25/28		1,000	1,003,419
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 6.15%, 04/20/29		1,250	1,251,791
Park Avenue Institutional Advisers CLO Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 7.54%, 01/20/34(a)(b)		350	348,781

Security		Par (000)	Value

Cayman Islands (continued)
Pikes Peak CLO, Series 2019-4A, Class D, (3 mo. LIBOR US + 4.10%), 4.28%, 07/15/32(a)(b)	USD	1,000	$1,000,684
Pikes Peak CLO 6, Series 2020-6A, Class ER2, (3 mo. LIBOR US + 6.43%), 6.59%, 05/18/34(a)(b)		500	499,965
Regatta XVII Funding Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.33%, 10/15/33(a)(b)		750	764,651
Romark CLO III Ltd., Series 2019-3A, Class C, (3 mo. LIBOR US + 3.90%), 4.08%, 07/15/32(a)(b)		250	250,323
Romark CLO IV Ltd., Series 2021-4A, Class D, (3 mo. LIBOR US + 6.95%), 7.10%, 07/10/34(a)(b)		750	749,896
RR 11 Ltd., Series 2020-11A, Class D, (3 mo. LIBOR US + 7.12%), 7.30%, 10/15/31(a)(b)		2,735	2,741,141
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3 mo. LIBOR US + 5.90%), 1.00%, 07/20/34(a)(b)(c)		3,750	3,750,000
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3 mo. LIBOR US + 7.32%), 7.51%, 10/20/32(a)(b)		1,480	1,481,497
Sound Point CLO Ltd., Series 2020-1A, 1.00%, 07/20/34		250	250,000
Symphony CLO Ltd., Series 2019-21A, 1.00%, 07/15/32		500	500,000
TCW CLO Ltd.(a)(b)
Series 2018-IIA, Class C, (3 mo. LIBOR US + 2.95%), 3.14%, 04/20/28		250	250,007
Series 2019-2A, Class D1, (3 mo. LIBOR US + 3.95%), 4.14%, 10/20/32		1,400	1,403,357
Series 2019-2A, Class D2A, (3 mo. LIBOR US + 4.89%), 5.08%, 10/20/32		750	754,266
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.09%, 01/20/31(a)(b)		500	499,995
TICP CLO XI Ltd., Series 2018-11A, Class E, (3 mo. LIBOR US + 6.00%), 6.19%, 10/20/31(a)(b)		500	497,632
TICP CLO XV Ltd., Series 2020-15A, Class E, (3 mo. LIBOR US + 6.15%), 6.34%, 04/20/33(a)(b)		500	500,013
TRESTLES CLO II Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.10%, 04/25/32(a)(b)		500	498,071
Trimaran Cavu Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.34%, 07/20/32(a)(b)		1,750	1,762,260
Trinitas CLO XVI Ltd., Series 2021-16A, Class E, (3 mo. LIBOR US + 7.00%), 1.00%, 07/20/34(a)(b)(c)		1,500	1,484,700
Venture 40 CLO Ltd., Series 2020-40A, Class D1, (3 mo. LIBOR US + 4.59%), 4.74%, 11/24/31(a)(b)		1,350	1,356,457
Voya CLO Ltd., Series 2020-2A, Class E, (3 mo. LIBOR US + 7.85%), 8.04%, 07/19/31(a)(b)		375	375,421
Whitebox Clo I Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 7.45%), 7.63%, 07/24/32(a)(b)		500	499,901
York CLO Ltd., Series 2020-1A, Class D1, (3 mo. LIBOR US + 4.50%), 4.69%, 04/20/32(a)(b)		4,540	4,559,524
York CLO-8 Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.88%), 8.07%, 04/20/32(a)(b)		800	802,363

			118,950,398

China — 0.3%
RRE 5 Loan Management DAC, Series 5A, Class D, (3 mo. EURIBOR + 6.30%), 6.30%, 10/15/33(a)(b)	EUR	6,000
			7,058,733

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Europe(b) — 0.2%
Ares European CLO VIII BV, Series 8X, Class DR, (3 mo. EURIBOR + 3.80%), 3.80%, 04/17/32	EUR	1,905	$2,258,171
Ares European CLO XII BV, Series 12X, Class E, (3 mo. EURIBOR + 6.10%), 6.10%, 04/20/32		675	791,764
CIFC European Funding CLO III DAC, Series 3A, Class D, (3 mo. EURIBOR + 3.60%), 3.60%, 01/15/34(a)		700	837,701

			3,887,636

Ireland(b) — 1.3%
Anchorage Capital CLO Ltd., Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/25/34(a)		2,000	2,386,964
Avoca CLO, (3 mo. EURIBOR + 3.90%), 3.90%, 07/15/32		1,150	1,365,625
Avoca CLO XXII DAC(a)(d)
Series 22A, Class D, (3 mo. EURIBOR + 2.90%), 2.90%, 04/15/35		1,500	1,764,224
Series 22A, Class E, (3 mo. EURIBOR + 5.23%), 5.23%, 04/15/35		1,500	1,731,388
Bain Capital Credit CLO Ltd., Series 2019-1X, Class C, (3 mo. EURIBOR + 2.40%), 2.40%, 04/15/32		1,000	1,192,422
BlueMountain CLO Ltd.(a)(d)
Series 2021-1A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/15/34		2,600	3,085,170
Series 2021-1A, Class E, (3 mo. EURIBOR + 5.41%), 5.41%, 04/15/34		3,000	3,486,888
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3 mo. EURIBOR + 3.80%), 3.80%, 12/23/33(a)		2,300	2,754,430
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (3 mo. EURIBOR + 5.78%), 5.78%, 08/26/32		675	796,432
CVC Cordatus Loan Fund XVIII DAC, Series 18X, Class E, (3 mo. EURIBOR + 5.83%), 5.83%, 04/29/34		1,750	2,075,592
Dartry Park CLO DAC, Series 1A, Class CRR, (3 mo. EURIBOR + 3.35%), 3.35%, 01/28/34(a)		1,000	1,191,764
Goldentree Loan Management US CLO Ltd., Series 2X, Class E, (3 mo. EURIBOR + 5.25%), 5.25%, 01/20/32.		1,000	1,132,983
Henley CLO IV DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 3.00%, 04/25/34(a)(d)		1,000	1,186,948
Invesco Euro CLO II DAC, (3 mo. EURIBOR + 3.80%), 3.80%, 01/15/34(a)(d)		3,150	3,748,298
Marino Park CLO DAC, (3 mo. EURIBOR + 3.55%), 3.55%, 01/16/34(a)(d)		1,500	1,775,957
Zinnia Finance DAC, (3 mo. EURIBOR + 5.75%), 5.75%, 10/15/31(a)		1,500	1,810,753

			31,485,838

Netherlands(b) — 0.2%
ALME Loan Funding BV, (3 mo. EURIBOR + 5.41%), 5.41%, 07/15/31(a)		2,250	2,634,292
Ares European CLO VII DAC, Series 7X, Class DR, (3 mo. EURIBOR + 5.26%), 5.26%, 10/15/30		500	584,055
Ares European CLO XII BV, (3 mo. EURIBOR + 3.90%), 3.90%, 04/20/32(a)		875	1,042,258

			4,260,605

Security		Par (000)	Value

United States — 4.2%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)	USD	5,614	$5,648,534
Ajax Mortgage Loan Trust(a)
Series 2020-D, Class B, 5.00%, 06/25/60		525	525,761
Series 2020-D, Class C, 0.00%, 06/25/60		1,348	1,188,476
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,916,754
Cayuga Park CLO Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.33%), 7.52%, 07/17/31(a)(b)		500	500,135
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 0.29%, 05/25/37		5,352	4,276,584
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 0.26%, 07/25/45		4,114	3,561,354
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		310	313,929
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(d)		5	3,664,740
CVC Cordatus Loan Fund XVIII DAC, Series 18A, Class E, (3 mo. EURIBOR + 5.83%), 5.83%, 04/29/34(a)(b)	EUR	1,575	1,868,033
Dunedin Park CLO DAC, Series 1A, Class D, (3 mo. EURIBOR + 6.24%), 6.24%, 10/22/32(a)(b)		3,000	3,521,152
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31	USD	980	1,028,489
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	3,167,905
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	2,363,682
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27(d)		4,488	4,420,680
Mariner Finance Issuance Trust, 5.40%, 03/20/36(a)		1,420	1,527,338
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)(d)		1,340	1,302,522
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62.		1,670	1,681,970
Series 2021-BA, Class D, 4.75%, 04/20/62		340	339,899
Ocean Beach Spc, Series 2020-1I, Class A, 4.00%, 09/26/22		2,926	3,158,162
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.19%, 10/18/28(a)(b)		1,550	1,549,983
OneMain Financial Issuance Trust, Series 2019-1A, Class E, 5.69%, 02/14/31(a)		850	861,142
Oportun Issuance Trust, Series 2021-B, Class D, 5.41%, 05/08/31(a)		2,362	2,367,281
Progress Residential Trust(a)
4.25%, 04/19/38.		4,555	4,600,439
Class G, 5.46%, 08/17/35		2,750	2,762,776
Series 2018-SFR3, Class F, 5.37%, 10/17/35		1,825	1,845,854
Series 2018-SFR3, Class G, 5.62%, 10/17/35		3,650	3,672,885
Series 2021-SFR1, Class G, 3.86%, 04/17/38		4,826	4,813,951
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	759,383
Series 2021-SFR3, Class G, 4.25%, 05/17/26		3,190	3,212,108
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140	1,135,571
Regional Management Issuance Trust, Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050	2,115,770
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(a)		5,110	5,311,810
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		3,500	3,482,754
Series 2021-A, Class D2, 3.86%, 01/15/53		1,910	1,908,164
Series 2021-C, Class D, 3.93%, 01/15/53(d)		780	780,000

12	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
SoFi Professional Loan Program 2015-d LLC, Series 2015-D, Class RC, 0.00%, 10/26/37(a)(d)(e)	USD	—		$2,328,864
Sofi Professional Loan Program LLC, Series 2018-A, Class R1, 0.00%, 02/25/42(a)		115		4,065,665
SoFi Professional Loan Program LLC, Series 2017-A, Class R, 0.00%, 03/26/40(a)(d)		105		2,047,500
Structured Asset Securities Corp Mortgage Loan Trust, (1 mo. LIBOR US + 1.80%), 1.89%, 05/25/35(b)		182		172,196
Tricon American Homes Trust, Series 2017-SFR1, Class F, 5.15%, 09/17/34(a)		2,740		2,773,706
Whitebox Clo II Ltd., Series 2020-2A, Class D, (3 mo. LIBOR US + 4.15%), 4.33%, 10/24/31(a)(b)		2,750		2,756,393

				102,300,294

Total Asset-Backed Securities — 11.0% (Cost: $268,889,809)				268,956,768

		Shares

Common Stocks

Argentina — 0.5%
MercadoLibre, Inc.(f)		7,479		11,650,711

Canada — 1.0%
Enbridge, Inc.		514,769		20,609,863
Shopify, Inc., Class A(f)		2,739		4,001,624

				24,611,487

Cayman Islands(f) — 0.6%
Diversey Holdings Ltd.		629,761		11,279,020
Hedosophia European Growth		187,588		1,683,258
Hedosophia European Growth		2	(e)	23
Highland Transcend Partners I Corp.		114,071		1,142,991

				14,105,292

China — 1.0%
Alibaba Group Holding Ltd., ADR(f)		35,399		8,027,785
JD Health International, Inc.(a)(f)		338,500		4,834,798
Li Auto, Inc., ADR(f)		73,466		2,566,902
Tencent Holdings Ltd.		118,500		8,922,158

				24,351,643

Finland — 0.2%
Neste OYJ		72,084		4,421,780

France — 3.3%
Alstom SA(f)		251,845		12,724,655
Arkema SA		71,845		9,029,772
BNP Paribas SA		15,540		975,285
Cie de Saint-Gobain		69,238		4,569,421
Danone SA		219,779		15,462,530
LVMH Moet Hennessy Louis Vuitton SE		11,844		9,317,163
Safran SA		99,583		13,820,420
Sanofi		113,944		11,971,250
Societe Generale SA		58,323		1,725,275

				79,595,771

Germany — 3.2%
Adidas AG		30,473		11,371,231
Allianz SE, Registered Shares		61,054		15,236,438
Auto1 Group SE(a)(f)		181,514		7,974,281

Security	Shares	Value

Germany (continued)
Daimler AG, Registered Shares	126,430	$11,297,607
Deutsche Telekom AG, Registered Shares	506,360	10,709,515
Puma SE	51,227	6,113,990
Siemens AG, Registered Shares	46,031	7,308,741
Vantage Towers AG(f)	224,398	7,226,732

		77,238,535

Hong Kong — 0.4%
AIA Group Ltd.	788,200	9,778,074

India — 0.4%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(d)(g)	2,279	8,740,163

Ireland — 0.4%
Aptiv PLC(f)	47,176	7,422,200
Flutter Entertainment PLC(f)	2,074	377,464
Trane Technologies PLC	11,849	2,181,875

		9,981,539

Israel(f) — 0.3%
ION Acquisition Corp. 2 Ltd.	71,675	723,201
Playtika Holding Corp.	234,763	5,596,750
SimilarWeb Ltd.	34,316	676,025

		6,995,976

Italy — 1.4%
Assicurazioni Generali SpA	104,453	2,097,071
Atlantia SpA(f)	22,752	413,131
Banca Mediolanum SpA	44,109	429,587
Buzzi Unicem SpA	15,305	406,598
Enel SpA	1,635,526	15,198,728
Ferrari NV	5,923	1,222,781
FinecoBank Banca Fineco SpA(f)	25,267	440,942
Intesa Sanpaolo SpA	4,877,166	13,491,880
Nexi SpA(a)(f)	22,686	498,531
Poste Italiane SpA(a)	31,371	415,212
Prysmian SpA	13,016	467,093
Snam SpA	73,381	424,491

		35,506,045

Japan — 0.9%
Daifuku Co. Ltd.	3,500	317,548
Disco Corp.	1,500	456,073
FANUC Corp.	3,000	719,394
Hoya Corp.	58,600	7,751,042
Keyence Corp.	1,300	654,710
Kose Corp.	4,700	738,356
Oriental Land Co. Ltd.	4,600	655,342
Recruit Holdings Co. Ltd.	14,500	711,062
Shin-Etsu Chemical Co. Ltd.	46,400	7,760,894
Sony Group Corp.	8,100	785,434
Z Holdings Corp.	110,500	552,993

		21,102,848

Netherlands — 2.2%
Adyen NV(a)(f)	3,966	9,725,938
Akzo Nobel NV	61,487	7,613,370
ASML Holding NV	18,976	13,099,499
ING Groep NV(f)	1,136,142	15,081,547
NXP Semiconductors NV	43,675	8,984,821

		54,505,175

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.0%
LINK Mobility Group Holding ASA(f)	54,392	$198,613

Poland — 0.0%
InPost SA(f)	59,760	1,199,384

Singapore — 0.1%
Sea Ltd., ADR(f)	4,817	1,322,748

South Korea — 0.1%
Amorepacific Corp.	14,195	3,175,829

Spain — 0.4%
Cellnex Telecom SA(a)	169,475	10,809,326

Sweden — 0.9%
Sandvik AB	269,568	6,892,757
Volvo AB, B Shares	657,124	15,836,311

		22,729,068

Switzerland — 0.1%
ABB Ltd., Registered Shares	52,864	1,796,036
Cie Financiere Richemont SA, Class A, Registered Shares	10,088	1,222,954

		3,018,990

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	109,452	13,151,752

United Kingdom — 2.6%
10x Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $4,334,124)(d)(g)	114,500	4,268,553
Alphawave IP Group PLC(f)	471,648	2,348,750
AstraZeneca PLC	118,125	14,192,025
BP PLC, ADR	131,112	3,463,979
Capri Holdings Ltd.(f)	55,731	3,187,256
Compass Group PLC(f)	256,885	5,412,030
Genius Sports Ltd.(f)	119,533	2,243,634
Lloyds Banking Group PLC	15,422,072	9,975,859
THG PLC(f)	308,451	2,602,750
Unilever PLC	219,484	12,825,228
Vodafone Group PLC	2,551,742	4,276,792

		64,796,856

United States — 35.6%
Abbott Laboratories	129,399	15,001,226
AbbVie, Inc.	136,709	15,398,902
ACV Auctions, Inc., Class A(f)	85,516	2,191,775
Advance Auto Parts, Inc.	12,765	2,618,612
Air Products & Chemicals, Inc.	37,411	10,762,396
Airbnb, Inc., Class A(f)	15,693	2,403,226
Alaska Air Group, Inc.(f)	9,376	565,467
Albemarle Corp.	26,880	4,528,205
Alkami Technology, Inc.(f)	8,103	289,034
Alnylam Pharmaceuticals, Inc.(f)	7,766	1,316,492
Alphabet, Inc., Class A(f)	244	595,797
Alphabet, Inc., Class C(f)	10,028	25,133,377
Amazon.com, Inc.(f)(h)	5,885	20,245,342
American Tower Corp.	55,092	14,882,553
Apple, Inc.	98,060	13,430,298
Applied Materials, Inc.	59,808	8,516,659
ASTRA SPACE PIPE, (Acquired 06/30/21, Cost: $2,055,190)(g)	205,519	2,055,190
Autodesk, Inc.(f)	34,704	10,130,098
Bank of America Corp.(h)	612,982	25,273,248
Boston Scientific Corp.(f)	405,531	17,340,506

Security	Shares	Value

United States (continued)
Bristol-Myers Squibb Co.	163,671	$10,936,496
Cadence Design Systems, Inc.(f)	5,000	684,100
California Resources Corp.(f)	62,728	1,890,622
Cano Health, Inc., (Acquired 06/03/21, Cost: $2,773,110)(g)	277,311	3,324,705
Capital One Financial Corp.	85,485	13,223,675
CareMax, Inc., (Acquired 06/08/21, Cost: $607,500)(g)	60,750	762,342
Carrier Global Corp.	31,562	1,533,913
Charles Schwab Corp.	205,407	14,955,684
Charter Communications, Inc., Class A(f)	8,743	6,307,637
Citigroup, Inc.	10,095	714,221
Climate Real Impact Solutions II Acquisition Corp.(f)	47,791	483,645
Coinbase Global, Inc., Class A(f)	11,098	2,811,123
Comcast Corp., Class A	256,225	14,609,949
ConocoPhillips	159,020	9,684,318
Costco Wholesale Corp.	28,725	11,365,621
Crowdstrike Holdings, Inc., Class A(f)	3,000	753,930
Crown PropTech Acquisitions(f)	133,056	1,321,246
Crown Proptech Acquisitions Pvt Ltd.(d)	51,000	28,050
D.R. Horton, Inc.	36,176	3,269,225
Davidson Kempner Merchant Co-investment Fund, LP, (Acquired 04/01/21, Cost: $5,016,900)(d)(g)	5,016,900	5,016,900
Deere & Co.	8,558	3,018,492
Delta Air Lines, Inc.(f)	8,781	379,866
Devon Energy Corp.	46,248	1,349,979
Diamondback Energy, Inc.	8,683	815,247
DoubleVerify Holdings, Inc., Series A, (Acquired 11/18/20, Cost: $1,227,716), 11/18/20(g)	71,332	2,927,913
Edwards Lifesciences Corp.(f)	25,538	2,644,971
Energy Select Sector SPDR Fund.	9,460	509,610
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240), 07/02/20(d)(g)	2,824	2,524,374
EQT Corp.(f)	743,041	16,540,093
Exxon Mobil Corp.	5,838	368,261
FedEx Corp.	1,647	491,350
Fifth Wall Acquisition Corp. I(f)	178,795	2,200,966
Fortive Corp.	188,029	13,113,142
Freeport-McMoRan, Inc.	368,341	13,669,135
Frontier Communications Parent, Inc.(f)	22,883	604,111
Global Payments, Inc.	59,756	11,206,640
Green Plains, Inc.(f)	78,940	2,653,963
Hilton Worldwide Holdings, Inc.(f)	15,862	1,913,274
Home Depot, Inc.	23,239	7,410,685
International Flavors & Fragrances, Inc.	53,181	7,945,241
Intuitive Surgical, Inc.(f)	2,622	2,411,296
Israel Amplify Program Corp.(d)	64,193	279
Jaws Mustang Acquisition Corp.(f)	16,701	168,012
Johnson & Johnson	134,017	22,077,961
Johnson Controls International PLC	13,208	906,465
JPMorgan Chase & Co.	86,513	13,456,232
Khosla Ventures Acquisition Co.(f)	144,123	1,425,376
Kins Technology Group, Inc.(d)	97,759	74,297
KINS Technology Group, Inc.(f)	312,827	3,218,990
L Brands, Inc.	19,082	1,375,049
L3Harris Technologies, Inc.	43,412	9,383,504
Las Vegas Sands Corp.(f)	49,348	2,600,146
Latch Pipe, (Acquired 06/04/21, Cost: $1,778,410)(g)	177,841	2,161,500
Liberty Broadband Corp., Class C(f)	30,873	5,361,405
Liberty Media Acquisition Corp.(f)	279,322	2,958,020
Liberty Media Corp. - Liberty SiriusXM, Class C(f)	244,670	11,350,241

14	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Lightning eMotors, Inc.	82,174	$276,142
Lions Gate Entertainment Corp., Class A(f)	1,335	27,634
Lowe’s Cos., Inc.	42,403	8,224,910
Marqeta, Inc.(f)	36,004	1,010,632
Marsh & McLennan Cos., Inc.	69,674	9,801,738
Mastercard, Inc., Class A	60,001	21,905,765
McDonald’s Corp.	29,321	6,772,858
Medallia, Inc.(f)	251,932	8,502,705
Micron Technology, Inc.(f)	125,021	10,624,285
Microsoft Corp.	162,795	44,101,165
Monster Beverage Corp.(f)	18,770	1,714,639
Morgan Stanley	114,935	10,538,390
NextEra Energy, Inc.	180,956	13,260,456
Northern Genesis Acquisition Corp. II(f)	104,780	1,097,570
NVIDIA Corp.	440	352,044
Ovintiv, Inc.	24,262	763,525
Parker-Hannifin Corp.	14,773	4,536,936
PayPal Holdings, Inc.(f)	45,291	13,201,421
Penn National Gaming, Inc.(f)	8,048	615,592
Playstudios PIPE, (Acquired 06/17/21, Cost: $2,839,240)(g)	283,924	2,044,100
PPG Industries, Inc.	56,530	9,597,098
Proterra PIPE, (Acquired 06/14/21, Cost: $1,561,160)(g)	156,116	2,593,978
PTC, Inc.(f)	66,175	9,347,880
PubMatic, Inc., Class A(f)	16,124	629,965
PVH Corp.(f)	21,437	2,306,407
Quest Diagnostics, Inc.	9,962	1,314,685
Ralph Lauren Corp.	3,575	421,171
Reinvent Technology Partners Z(f)	58,445	600,815
Rotor Acquisition Corp.(f)	48,017	505,139
Rotor Acqusition Ltd.(d)	25,710	76,359
salesforce.com, Inc.(f)	63,927	15,615,448
Science Strategic Acquisition Corp. Alpha(f)	34,164	339,590
Sempra Energy	95,177	12,609,049
ServiceNow, Inc.(f)	20,182	11,091,018
Snorkel Al, Inc., (Acquired 06/30/21, Cost: $189,563)(d)(g)	12,621	206,606
SoFi PIPE Ltd., (Acquired 05/26/21, Cost: $520,000)(g)	52,000	981,610
Sonos, Inc.(f)	103,783	3,656,275
Southwest Airlines Co.(f)	37,261	1,978,186
SPDR Blackstone Senior Loan ETF	320,329	14,828,029
SPDR Euro Stoxx 50 ETF	8,477	396,978
Starwood Property Trust, Inc.	45,958	1,202,721
STEM, Inc.	45,635	1,643,316
Sun Country Airlines Hodings, Inc., (Acquired 03/17/21, Cost: $3,969,094)(g)	175,935	6,375,701
TABOOLA PIPE, (Acquired 06/30/21, Cost: $762,000)(g)	76,200	762,000
TE Connectivity Ltd.	32,572	4,404,060
Thermo Fisher Scientific, Inc.	23,469	11,839,406
Thimble Point Acquisition Corp.(f)	29,700	307,395
Tishman Speyer Innovation Corp. II(f)	212,535	2,135,977
TJX Cos., Inc.	97,087	6,545,606
Toll Brothers, Inc.	40,180	2,322,806
Twilio, Inc., Class A(f)	2,000	788,320
Union Pacific Corp.	32,168	7,074,708
United Parcel Service, Inc., Class B	80,647	16,772,157
United Rentals, Inc.(f)	2,643	843,143

Security		Shares	Value

United States (continued)
United States Steel Corp.		42,555	$1,021,320
UnitedHealth Group, Inc.		52,975	21,213,309
Utilities Select Sector SPDR Fund		15,775	997,453
UWM Holdings Corp, (Acquired 01/20/21, Cost: $504,817), 01/20/21(g)		58,445	493,860
Valero Energy Corp.		60,434	4,718,687
Vertiv Holdings Co.		398,090	10,867,857
VMware, Inc., Class A(f)		88,387	14,139,268
Vulcan Materials Co.		63,811	11,107,581
Walmart, Inc.		53,340	7,522,007
Walt Disney Co.(f)		81,875	14,391,169
Wells Fargo & Co.		27,802	1,259,153
Western Digital Corp.(f)		11,815	840,874
Workday, Inc., Class A(f)		3,000	716,220
Wynn Resorts Ltd.(f)		23,003	2,813,267

			871,160,025

Total Common Stocks — 56.1% (Cost: $1,169,154,554)			1,374,147,630

		Par (000)

Corporate Bonds

Argentina — 0.1%
Genneia SA, 8.75%, 01/20/22(a)(i)	USD	1,941	1,878,888

Australia(a)(i) — 0.0%
FMG Resources August 2006 Pty Ltd.
5.13%, 05/15/24		304	330,980
4.50%, 09/15/27		216	234,900

			565,880

Austria — 0.1%
BRF GmbH, 4.35%, 09/29/26(i)		600	631,238
Klabin Austria GmbH, 3.20%, 01/12/31(a)(i)		1,270	1,249,108
Suzano Austria GmbH, 3.13%, 01/15/32(c)		1,355	1,341,992

			3,222,338

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)(i)		1,147	1,104,561

Bahrain — 0.1%
BBK BSC, 5.50%, 07/09/24		1,586	1,665,102
Oil and Gas Holding Co., 7.63%, 11/07/24		1,317	1,466,644

			3,131,746

Bermuda — 0.3%
Geopark Ltd., 5.50%, 01/17/27(a)(i)		920	931,385
Hopson Development Holdings Ltd., 7.50%, 06/27/22		1,200	1,215,600
Investment Energy Resources Ltd., 6.25%, 04/26/29(a)(i)		739	799,044
Luye Pharma Group Ltd., 1.50%, 07/09/24		1,185	1,227,660
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(a)(i)		2,643	2,905,318

			7,079,007

Brazil — 0.8%
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)(i)		1,034	1,204,158
BRF SA, 4.88%, 01/24/30(i)		820	858,335

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)(i)	USD 1,908	$1,969,056
Embraer Netherlands Finance BV, 5.40%, 02/01/27(i)	1,807	1,918,835
Gol Finance SA, 7.00%, 01/31/25(a)(i)	2,123	2,031,711
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(a)(i)	1,680	1,774,815
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/30(a)(i)	442	494,324
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(j)	2,623	2,690,149
Petrobras Global Finance BV(i)
5.30%, 01/27/25	95	106,655
6.00%, 01/27/28	637	730,758
5.60%, 01/03/31	2,442	2,725,882
Rumo Luxembourg Sarl, 5.88%, 01/18/25(a)(i)	200	209,725
Suzano Austria GmbH, 3.75%, 01/15/31(i)	929	970,805
Usiminas International Sarl, 5.88%, 07/18/26(a)(i)	1,777	1,923,825
Vale Overseas Ltd., 3.75%, 07/08/30(i)	565	600,878

		20,209,911

Canada(a) — 0.2%
1011778 BC ULC/New Red Finance, Inc.(i)
5.75%, 04/15/25	180	190,577
3.88%, 01/15/28	268	271,350
4.38%, 01/15/28	268	271,685
Bausch Health Cos., Inc.(i)
7.00%, 01/15/28	1,256	1,293,680
4.88%, 06/01/28	465	475,928
Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 5.00%, 06/15/29(i)	531	534,982
Clarios Global LP, 6.75%, 05/15/25	85	90,523
GFL Environmental, Inc.(i)
4.25%, 06/01/25	163	169,771
5.13%, 12/15/26	163	172,441
Mattamy Group Corp.
5.25%, 12/15/27	95	99,275
4.63%, 03/01/30(i)	380	388,170
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25	73	75,144

		4,033,526

Cayman Islands — 2.3%
Agile Group Holdings Ltd. 5.75%, 01/02/25	800	806,000
(5 year CMT + 11.08%), 7.75%(b)(k)	1,600	1,617,300
(5 year CMT + 11.29%), 7.88%(b)(k)	200	204,038
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)	2,799	2,111,791
China Evergrande Group
8.25%, 03/23/22	400	341,075
10.50%, 04/11/24	400	286,700
China SCE Group Holdings Ltd., 7.00%, 05/02/25	2,000	2,026,660
Emaar Sukuk Ltd., 3.64%, 09/15/26(i)	200	205,413
Fantasia Holdings Group Co. Ltd.
6.95%, 12/17/21	320	307,860
9.25%, 07/28/23(i)	4,000	3,262,000
9.88%, 10/19/23	650	528,856
Jingrui Holdings Ltd., 12.75%, 03/11/22	1,450	1,423,537
Kaisa Group Holdings Ltd.
10.88%, 07/23/23	2,800	2,802,275
11.70%, 11/11/25	850	799,247
Logan Group Co. Ltd., 5.75%, 01/14/25	1,500	1,554,656

Security	Par (000)	Value

Cayman Islands (continued)
Melco Resorts Finance Ltd.(i)
4.88%, 06/06/25	USD 1,434	$1,467,609
5.38%, 12/04/29(a)	996	1,047,232
Modern Land China Co. Ltd., 9.80%, 04/11/23	280	252,578
Oryx Funding Ltd., 5.80%, 02/03/31(a)(i)	1,308	1,378,305
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24	1,200	1,241,100
Redco Properties Group Ltd., 8.00%, 04/13/22	610	604,966
Redsun Properties Group Ltd.
9.70%, 04/16/23	1,200	1,217,625
7.30%, 01/13/25	870	804,369
Ronshine China Holdings Ltd., 7.35%, 12/15/23	2,400	2,268,450
Sable International Finance Ltd., 5.75%, 09/07/27	2,210	2,325,362
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)(i)	153	157,542
Shimao Group Holdings Ltd., 3.45%, 01/11/31(i)	860	799,800
Shui On Development Holding Ltd.
5.50%, 03/03/25	1,500	1,516,875
5.50%, 06/29/26	390	391,302
Sinic Holdings Group Co. Ltd., 8.50%, 01/24/22	1,100	1,000,984
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 4.64%, 07/06/26(a)(b)(c)	2,385	2,381,823
Sunac China Holdings Ltd.
5.95%, 04/26/24	680	666,400
7.00%, 07/09/25(i)	4,200	4,127,340
Times China Holdings Ltd.
6.75%, 07/08/25	1,200	1,217,100
5.75%, 01/14/27	2,230	2,118,500
Wynn Macau Ltd.(a)(i)
4.88%, 10/01/24	811	822,303
5.13%, 12/15/29	551	567,530
XP, Inc., 3.25%, 07/01/26(a)(c)	662	655,380
Yuzhou Group Holdings Co. Ltd.
6.00%, 01/25/22	200	195,100
6.00%, 10/25/23	200	175,225
8.30%, 05/27/25	200	169,913
7.38%, 01/13/26(i)	4,700	3,689,500
6.35%, 01/13/27	1,133	874,039
Zhenro Properties Group Ltd.
8.35%, 03/10/24	1,500	1,523,719
7.88%, 04/14/24	1,200	1,197,600
6.63%, 01/07/26	885	799,155

		55,932,134

Chile(i) — 0.3%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30	1,760	1,902,230
Embotelladora Andina SA, 3.95%, 01/21/50(a)	150	158,888
GNL Quintero SA, 4.63%, 07/31/29	200	217,250
Kenbourne Invest SA, 6.88%, 11/26/24(a)	2,127	2,255,683
VTR Comunicaciones SpA(a)
5.13%, 01/15/28	1,627	1,694,602
4.38%, 04/15/29	1,285	1,283,265

		7,511,918

China — 1.3%
21Vianet Group, Inc., 7.88%, 10/15/21	1,200	1,199,100
Central China Real Estate Ltd., 7.25%, 08/13/24	1,200	1,029,600
China Aoyuan Group Ltd., 6.35%, 02/08/24	1,200	1,128,000
China Evergrande Group
9.50%, 04/11/22	550	468,634
11.50%, 01/22/23	750	596,156
China SCE Group Holdings Ltd., 7.25%, 04/19/23	1,200	1,232,475

16	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25	USD 1,500	$1,586,531
Easy Tactic Ltd.
9.13%, 07/28/22	1,750	1,732,281
12.38%, 11/18/22	1,750	1,769,687
Fortune Star BVI Ltd.
6.85%, 07/02/24	1,500	1,598,906
5.05%, 01/27/27	2,800	2,815,400
Huarong Finance 2019 Co. Ltd., 2.50%, 02/24/23	200	152,000
Kaisa Group Holdings Ltd., 9.38%, 06/30/24	2,150	2,024,225
KWG Group Holdings Ltd., 7.88%, 09/01/23	1,500	1,534,875
New Metro Global Ltd., 6.50%, 05/20/22	5,000	5,087,500
RKPF Overseas Ltd.
Series 2019-A, 6.00%, 09/04/25	1,500	1,558,125
Series 2020-A, 5.20%, 01/12/26	1,300	1,306,500
Scenery Journey Ltd.
11.50%, 10/24/22	500	400,063
12.00%, 10/24/23	600	472,988
Seazen Group Ltd., 6.00%, 08/12/24	1,500	1,556,250
Wanda Group Overseas Ltd., 7.50%, 07/24/22	1,500	1,443,563
Wanda Properties Overseas Ltd.
6.95%, 12/05/22	750	750,141
6.88%, 07/23/23	750	740,531

		32,183,531

Colombia — 0.4%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)(i)	691	699,033
Ecopetrol SA
5.38%, 06/26/26	85	93,721
5.88%, 05/28/45(i)	2,478	2,644,336
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)(i)	2,624	2,590,872
Geopark Ltd., 6.50%, 09/21/24(a)(i)	763	787,225
Grupo Aval Ltd., 4.38%, 02/04/30(a)(i)	1,400	1,383,830
Millicom International Cellular SA, 5.13%, 01/15/28	2,117	2,216,422
SURA Asset Management SA, 4.88%, 04/17/24(a)(i)	100	107,750

		10,523,189

Cyprus — 0.0%
MHP SE, 7.75%, 05/10/24(a)(i)	423	459,484

Dominican Republic — 0.1%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(i)	2,672	2,797,751

France(a) — 0.2%
Altice France SA(i)
7.38%, 05/01/26	781	812,185
5.50%, 01/15/28	1,558	1,616,737
Loxam SAS, 4.50%, 04/15/27	EUR 2,500	2,978,420

		5,407,342

Germany — 0.4%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(a)	3,303	3,634,307
Douglas GmbH, 6.00%, 04/08/26(a)	1,517	1,796,535
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(a)(j)	750	882,598
KME SE, 6.75%, 02/01/23	2,500	2,742,047

		9,055,487

Security	Par (000)	Value

Guatemala(a)(i) — 0.2%
Banco Industrial SA, (5 year CMT + 4.44%), 4.88%, 01/29/31(b)	USD 1,665	$1,733,993
Central American Bottling Corp., 5.75%, 01/31/27	2,008	2,089,324
Energuate Trust, 5.88%, 05/03/27	1,904	1,981,707

		5,805,024

Hong Kong — 0.2%
Yango Justice International Ltd.
10.00%, 02/12/23	1,200	1,209,600
7.50%, 04/15/24	2,000	1,923,500
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26	850	866,734

		3,999,834

India — 1.0%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)(i)	1,000	1,002,062
Delhi International Airport Ltd.
6.13%, 10/31/26	2,000	2,045,375
6.45%, 06/04/29	600	606,300
GMR Hyderabad International Airport Ltd.
5.38%, 04/10/24	2,000	2,070,375
4.25%, 10/27/27	600	582,863
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26	2,000	2,097,875
Manappuram Finance Ltd., 5.90%, 01/13/23	1,200	1,238,100
Muthoot Finance Ltd.(i)
6.13%, 10/31/22(a)	2,294	2,375,437
4.40%, 09/02/23	1,500	1,540,125
ReNew Power Pvt Ltd., 5.88%, 03/05/27(i)	3,800	4,046,525
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(i)	5,000	5,065,000
Vedanta Resources Finance II PLC, 13.88%, 01/21/24	800	869,600

		23,539,637

Indonesia — 0.3%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(i)	4,000	4,355,750
Pertamina Persero PT, 3.65%, 07/30/29(i)	1,948	2,084,116
Theta Capital Pte Ltd., 8.13%, 01/22/25	1,800	1,857,713

		8,297,579

Ireland — 0.1%
C&W Senior Financing DAC, 6.88%, 09/15/27	1,294	1,380,892

Israel(a) — 0.2%
Energean Israel Finance Ltd.
4.50%, 03/30/24	57	58,466
4.88%, 03/30/26	1,140	1,168,500
Leviathan Bond Ltd., 5.75%, 06/30/23	3,510	3,658,684

		4,885,650

Italy(a) — 0.2%
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 5.50%, 04/30/27(b)	EUR 3,040	3,399,934
Marcolin SpA, 6.13%, 11/15/26	928	1,119,633

		4,519,567

Japan — 0.0%
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50(i) .	USD 744	751,918

Kuwait — 0.0%
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(i)(k)	1,200	1,204,875

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg — 1.0%
Altice Financing SA(a)(i)
7.50%, 05/15/26	USD	1,049	$1,092,324
5.00%, 01/15/28		1,710	1,676,091
Altice France Holding SA, 4.00%, 02/15/28	EUR	2,500	2,845,800
Atento Luxco 1 SA, 8.00%, 02/10/26(a)(i)	USD	415	450,742
FEL Energy VI Sarl, 5.75%, 12/01/40		1,250	1,323,919
Garfunkelux Holdco 3 SA(a)
6.75%, 11/01/25	EUR	2,286	2,823,138
7.75%, 11/01/25	GBP	3,885	5,594,459
Gol Finance SA, 8.00%, 06/30/26(a)(i)	USD	876	889,304
Herens Midco Sarl, 5.25%, 05/15/29(a)	EUR	1,006	1,167,380
Kenbourne Invest SA, 4.70%, 01/22/28(a)(i)	USD	540	543,375
MHP Lux SA, 6.25%, 09/19/29		2,205	2,192,321
Millicom International Cellular SA(a)(i)
5.13%, 01/15/28		180	188,471
4.50%, 04/27/31		1,616	1,680,943
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)		73	75,099
Picard Bondco SA, 5.38%, 07/01/27	EUR	750	889,313
Simpar Europe SA, 5.20%, 01/26/31(a)(i)	USD	1,330	1,359,925

			24,792,604

Macau — 0.5%
Champion Path Holdings Ltd.
4.50%, 01/27/26(i)		551	573,040
4.85%, 01/27/28		390	406,526
MGM China Holdings Ltd., 5.88%, 05/15/26(i)		5,000	5,238,438
Studio City Finance Ltd., 5.00%, 01/15/29(a)(i)		1,290	1,301,584
Wynn Macau Ltd., 5.50%, 01/15/26(i)		4,000	4,178,250

			11,697,838

Mauritius(i) — 0.2%
HTA Group Ltd., 7.00%, 12/18/25(a)		1,869	1,983,827
India Green Energy Holdings, 5.38%, 04/29/24(a)		1,152	1,206,360
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(k)		2,450	2,615,375

			5,805,562

Mexico — 1.2%
Alfa SAB de CV, 6.88%, 03/25/44(i)		200	263,350
Alpek SAB de CV, 3.25%, 02/25/31(a)(i)		200	201,475
Axtel SAB de CV, 6.38%, 11/14/24(a)(i)		1,271	1,325,256
Cemex SAB de CV(i)
5.45%, 11/19/29		549	603,488
3.88%, 07/11/31(a)		700	708,050
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)(i)		1,200	1,398,225
Cydsa SAB de CV, 6.25%, 10/04/27(a)(i)		2,020	2,128,979
Grupo Axo SAPI de CV, 5.75%, 06/08/26(a)(i)		1,439	1,433,964
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(i)(k)		1,200	1,261,140
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)(i)		1,200	1,252,350
Infraestructura Energetica Nova SAB de CV, 4.75%, 01/15/51(a)(i)		200	202,750
Mexico City Airport Trust(i)
4.25%, 10/31/26(a)		200	216,225
5.50%, 07/31/47		1,257	1,267,999
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)(i)		2,881	2,873,437
Orbia Advance Corp. SAB de C.V., 6.75%, 09/19/42(a)(i)		200	261,538
Orbia Advance Corp. SAB de CV(a)(i)
1.88%, 05/11/26		1,015	1,019,758
5.50%, 01/15/48		1,000	1,171,875

Security	Par (000)	Value

Mexico (continued)
Petroleos Mexicanos
6.88%, 08/04/26(i)	USD 2,533	$2,759,070
6.50%, 03/13/27(i)	1,901	2,020,763
6.84%, 01/23/30	98	100,867
5.95%, 01/28/31(i)	1,397	1,351,947
5.63%, 01/23/46(i)	1,447	1,177,315
6.35%, 02/12/48(i)	1,362	1,153,886
7.69%, 01/23/50(i)	2,910	2,789,962
Trust Fibra Uno, 5.25%, 01/30/26(a)(i)	1,015	1,136,800

		30,080,469

Morocco — 0.1%
OCP SA, 3.75%, 06/23/31(a)(i)	1,220	1,233,725

MultiNational — 0.0%
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)(i)	200	197,285

Netherlands — 0.5%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)(i)	200	218,860
Embraer Netherlands Finance BV, 6.95%, 01/17/28(a)(i)	1,049	1,197,171
Equate Petrochemical BV, 2.63%, 04/28/28(a)(i)	851	859,244
Stars Group Holdings BV/Stars Group US Co- Borrower LLC, 7.00%, 07/15/26(a)(i)	188	194,588
United Group BV, 3.63%, 02/15/28	EUR 2,500	2,878,112
VEON Holdings BV, 4.00%, 04/09/25(a)(i)	USD 2,085	2,194,462
Vivo Energy Investments BV, 5.13%, 09/24/27(a)(i)	910	969,605
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)(i)	589	615,505
Ziggo BV(a)(i)
5.50%, 01/15/27	795	826,005
4.88%, 01/15/30	1,074	1,100,850

		11,054,402

Oman — 0.1%
OQ SAOC, 5.13%, 05/06/28(a)(i)	1,529	1,539,321

Panama — 0.1%
Avianca Holdings SA, (10.00% Cash or 12.00% PIK), 12.15%, 11/10/21	410	409,872
Banistmo SA, 3.65%, 09/19/22	1,000	1,018,312

		1,428,184

Peru — 0.2%
Inkia Energy Ltd., 5.88%, 11/09/27	2,588	2,665,317
InRetail Consumer, 3.25%, 03/22/28(a)(i)	860	845,982
Kallpa Generacion SA, 4.88%, 05/24/26	200	210,100
Nexa Resources SA, 5.38%, 05/04/27(a)(i)	1,200	1,286,100

		5,007,499

Qatar — 0.0%
Qatar Petroleum, 3.64%, 07/12/51	200	200,000

S.Georgia/S.San — 0.1%
Credit Suisse Group Guernsey VII Ltd., Series AR, 3.00%, 11/12/21(a)(d)	CHF 1,200	1,463,475

Saudi Arabia(i) — 0.2%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	USD 2,275	2,410,789

Saudi Arabian Oil Co.
3.50%, 04/16/29	200	216,350
2.25%, 11/24/30(a)	3,380	3,315,949

		5,943,088

18	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Singapore — 0.3%
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(a)(i)	USD	1,767	$1,809,298
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		2,000	2,082,900
Puma International Financing SA
5.13%, 10/06/24(a)		1,200	1,207,500
5.00%, 01/24/26		2,101	2,114,525
TML Holdings Pte Ltd., 4.35%, 06/09/26		700	702,625

			7,916,848

South Africa(i) — 0.2%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		1,200	1,305,600
Sasol Financing USA LLC, 6.50%, 09/27/28		2,456	2,763,000

			4,068,600

Switzerland — 0.1%
Credit Suisse Group AG, (SOFR + 1.73%), 3.09%, 05/14/32(a)(b)(i)		1,435	1,478,411

Turkey — 0.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28(a)(i)		747	747,934

United Arab Emirates — 0.2%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(k)		1,772	1,946,431
MAF Sukuk Ltd., 4.64%, 05/14/29		2,785	3,127,555

			5,073,986

United Kingdom — 0.6%
Deuce Finco PLC, 5.50%, 06/15/27(a)	GBP	1,308	1,809,356
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(a)		675	957,071
International Game Technology PLC, 6.25%, 01/15/27(a)(i)	USD	820	934,800
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)(i)		1,652	1,684,524
Royalty Pharma PLC, 3.55%, 09/02/50(a)(i)		603	599,771
Vedanta Resources Finance II PLC
8.00%, 04/23/23		300	283,744
8.95%, 03/11/25(a)(i)		1,439	1,410,220
Vedanta Resources Ltd., 6.38%, 07/30/22		1,700	1,674,819
Virgin Media Finance PLC, 5.00%, 07/15/30(a)(i)		1,213	1,225,482
Virgin Media Secured Finance PLC(a)(i)
5.50%, 08/15/26		400	412,500
4.50%, 08/15/30		1,023	1,030,672
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31(a)(i)		918	901,901
Vodafone Group PLC, 4.25%, 09/17/50(i)		527	615,539

			13,540,399

United States — 11.8%
7-Eleven, Inc., 2.80%, 02/10/51(a)(i)		634	591,445
AbbVie, Inc., 4.25%, 11/21/49(i)		421	504,575
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(a)(i)		243	253,430
ADT Security Corp., 4.88%, 07/15/32(a)(i)		552	581,664
AECOM, 5.13%, 03/15/27(i)		188	209,691
Affinity Gaming, 6.88%, 12/15/27(a)(i)		1,000	1,061,250
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)(i)
3.50%, 03/15/29		4,506	4,455,307
4.88%, 02/15/30		3,801	4,053,805
Allegiant Travel Co., 8.50%, 02/05/24(a)(i)		5,000	5,400,000
Altria Group, Inc.(i)
3.40%, 02/04/41		767	731,290

Security		Par (000)	Value

United States (continued)
Altria Group, Inc.(i) (continued)
3.70%, 02/04/51	USD	626	$593,850
Amazon.com, Inc.(i)
2.50%, 06/03/50		640	604,737
3.10%, 05/12/51		1,288	1,352,958
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(a)(i)		133	136,286
American Tower Corp.(i)
3.10%, 06/15/50		772	754,231
2.95%, 01/15/51		648	618,676
AMN Healthcare, Inc., 4.00%, 04/15/29(a)(i)		224	225,583
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50(i)		927	1,128,150
Anthem, Inc., 3.13%, 05/15/50(i)		742	753,326
Apple, Inc., 2.65%, 02/08/51(i)		628	613,917
Aramark Services, Inc., 5.00%, 02/01/28(a)(i)		1,700	1,780,240
Arconic Corp.(a)(i)
6.00%, 05/15/25		133	141,747
6.13%, 02/15/28		113	121,217
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/25(a)(i)		444	466,755
AT&T, Inc., 3.30%, 02/01/52(i)		634	616,823
Avaya, Inc., 6.13%, 09/15/28(a)		65	69,570
Azul Investments LLP
5.88%, 10/26/24		2,955	2,860,809
7.25%, 06/15/26(a)(i)		1,015	994,700
B&G Foods, Inc.(i)
5.25%, 04/01/25		131	134,550
5.25%, 09/15/27		167	173,937
Ball Corp., 2.88%, 08/15/30(i)		461	452,527
Bank of America Corp.(b)(i)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51		632	755,187
(SOFR + 1.65%), 3.48%, 03/13/52		555	605,716
BAT Capital Corp., 3.98%, 09/25/50(i)		1,376	1,340,140
Bausch Health Americas, Inc., 9.25%, 04/01/26(a)(i)		533	579,744
Bausch Health Cos., Inc.(a)(i)
9.00%, 12/15/25		539	577,970
5.75%, 08/15/27		179	189,987
Berry Global, Inc., 4.88%, 07/15/26(a)(i)		451	477,230
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(a)(i)		398	431,305
Bristow Group, Inc., 6.88%, 03/01/28(a)(i)		1,204	1,228,080
Broadcom, Inc., 3.75%, 02/15/51(a)(i)		1,328	1,386,311
Buckeye Partners LP, 4.15%, 07/01/23		95	98,206
Builders FirstSource, Inc., 6.75%, 06/01/27(a)(i)		137	146,761
Caesars Entertainment, Inc., 6.25%, 07/01/25(a)(i)		4,861	5,152,660
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(a)(i)		1,238	1,304,542
California Resources Corp., 7.13%, 02/01/26(a)(i)		583	613,503
Calpine Corp.(a)(i)
4.50%, 02/15/28		4,346	4,432,920
5.13%, 03/15/28		800	814,000
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(i)
5.75%, 02/15/26		348	359,679
4.75%, 03/01/30		1,098	1,161,135
CDK Global, Inc., 5.25%, 05/15/29(a)(i)		149	162,620
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)(i)		570	594,938

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Centene Corp.
2.45%, 07/15/28(c)	USD	2,423	$2,455,710
4.63%, 12/15/29(i)		1,263	1,389,010
Centennial Resource Production LLC, 5.38%, 01/15/26(a)(i)		150	147,000
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)		95	98,206
Charter Communications Operating LLC/Charter Communications Operating Capital(i)
3.50%, 06/01/41		601	605,069
3.70%, 04/01/51		764	755,647
Cheniere Energy Partners LP(i)
5.63%, 10/01/26		3,740	3,880,250
4.50%, 10/01/29		534	574,050
Cheniere Energy, Inc., 4.63%, 10/15/28(a)(i)		1,157	1,220,635
Chesapeake Energy Corp.(a)(i)
5.50%, 02/01/26		1,373	1,448,515
5.88%, 02/01/29		251	271,696
Churchill Downs, Inc., 4.75%, 01/15/28(a)		95	98,297
Cinemark Holdings, Inc., 4.50%, 08/15/25(a)		4,035	7,136,906
Citgo Holding, Inc., 9.25%, 08/01/24(a)(i)		1,275	1,300,500
Citigroup, Inc., (SOFR + 4.55%), 5.32%, 03/26/41(b)(i)		442	591,063
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)(i)		169	180,037
Clean Harbors, Inc., 4.88%, 07/15/27(a)(i)		103	107,893
CNX Resources Corp., 7.25%, 03/14/27(a)(i)		533	571,144
Compass Minerals International, Inc., 6.75%, 12/01/27(a)		95	102,125
Continental Resources, Inc., 4.38%, 01/15/28(i)		749	828,581
Crown Castle International Corp., 3.25%, 01/15/51(i)		509	505,987
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(i)		900	931,500
CSC Holdings LLC(a)(i)
5.75%, 01/15/30		1,959	2,034,911
4.63%, 12/01/30		800	784,888
CVS Health Corp., 5.05%, 03/25/48(i)		390	506,562
DAE Funding LLC, 3.38%, 03/20/28(a)(i)		1,960	2,006,550
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		73	76,650
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)(i)		308	331,485
DaVita, Inc., 4.63%, 06/01/30(a)(i)		595	611,791
DCP Midstream Operating LP(i)
5.38%, 07/15/25		210	233,877
5.13%, 05/15/29		278	307,190
Dell International LLC/EMC Corp., 8.35%, 07/15/46(i)		378	618,258
Devon Energy Corp.(a)(i)
5.25%, 10/15/27		116	125,034
4.50%, 01/15/30		707	777,274
DISH DBS Corp., 7.75%, 07/01/26(i)		2,223	2,517,547
Easy Tactic Ltd., 8.13%, 02/27/23		300	279,244
Elanco Animal Health, Inc., 5.90%, 08/28/28(i)		268	313,632
Encompass Health Corp., 4.50%, 02/01/28(i)		304	315,391
Endeavor Energy Resources LP/EER Finance, Inc.(a)(i)
6.63%, 07/15/25		738	789,660
5.75%, 01/30/28		1,223	1,304,024
Energizer Holdings, Inc., 4.38%, 03/31/29(a)(i)		344	344,354
Energy Transfer LP, 5.00%, 05/15/50(i)		557	643,788
EQT Corp., 3.00%, 10/01/22		27	27,574

Security		Par (000)	Value

United States (continued)
Equinix, Inc., 2.95%, 09/15/51(i)	USD	659	$627,748
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(i)		3,917	4,137,135
Ford Motor Co.(i)
8.50%, 04/21/23		766	854,818
9.00%, 04/22/25		1,391	1,714,922
9.63%, 04/22/30		398	571,130
Ford Motor Credit Co. LLC(i)
3.09%, 01/09/23		1,526	1,556,520
4.13%, 08/17/27		2,243	2,379,324
5.11%, 05/03/29		2,695	3,016,999
Forestar Group, Inc.(a)(i)
3.85%, 05/15/26		504	508,561
5.00%, 03/01/28		5,651	5,848,785
Freeport-McMoRan, Inc.(i)
5.00%, 09/01/27		309	326,381
4.63%, 08/01/30		441	482,895
Fresh Market, Inc., 9.75%, 05/01/23(a)(i)		3,000	3,076,050
Frontier Communications Holdings LLC
5.88%, 10/15/27(a)(i)		828	886,995
6.75%, 05/01/29(a)(i)		171	181,819
5.88%, 11/01/29		65	65,933
Full House Resorts, Inc., 8.25%, 02/15/28(a)(i)		230	250,700
General Motors Co., 5.95%, 04/01/49(i)		820	1,116,253
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27(i)		455	478,034
Gilead Sciences, Inc., 2.80%, 10/01/50(i)		641	617,410
Gray Television, Inc., 7.00%, 05/15/27(a)(i)		360	389,250
Hanesbrands, Inc., 4.63%, 05/15/24(a)(i)		237	251,220
Harsco Corp., 5.75%, 07/31/27(a)(i)		325	340,330
HCA, Inc., 3.50%, 09/01/30(i)		959	1,021,690
Herc Holdings, Inc., 5.50%, 07/15/27(a)(i)		227	239,308
Hilton Domestic Operating Co., Inc.(i)
4.88%, 01/15/30		359	383,233
3.63%, 02/15/32(a)		3,977	3,927,287
Hologic, Inc., 3.25%, 02/15/29(a)(i)		178	176,443
Homes By West Bay LLC, 9.50%, 04/30/27(d)		5,256	5,150,880
Howard Hughes Corp.(a)(i)
5.38%, 08/01/28		441	468,179
4.13%, 02/01/29		1,002	1,002,020
4.38%, 02/01/31		1,102	1,098,011
Howmet Aerospace, Inc., 6.88%, 05/01/25(i)		3,749	4,363,761
iHeartCommunications, Inc.(i)
6.38%, 05/01/26		954	1,014,800
4.75%, 01/15/28(a)		586	602,847
International Business Machines Corp., 4.25%, 05/15/49(i)		499	616,177
IQVIA, Inc.(a)(i)
5.00%, 10/15/26		200	207,000
5.00%, 05/15/27		202	211,595
IRB Holding Corp., 7.00%, 06/15/25(a)(i)		492	531,370
Iron Mountain, Inc.(a)(i)
4.88%, 09/15/27		439	455,092
5.25%, 03/15/28		361	377,805
5.25%, 07/15/30		1,770	1,873,687
Jaguar Holding Co. II/PPD Development LP(a)
4.63%, 06/15/25		95	99,750
5.00%, 06/15/28(i)		133	144,161
JBS Investments II GmbH, 5.75%, 01/15/28(a)(i)		264	282,406

20	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)(i)	USD	1,916	$2,095,625
JPMorgan Chase & Co., (SOFR + 2.44%), 3.11%, 04/22/51(b)(i)		585	603,548
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)(i)		377	389,489
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)(i)		269	281,441
Kinder Morgan, Inc., 3.60%, 02/15/51(i)		1,372	1,396,452
Kraft Heinz Foods Co., 3.88%, 05/15/27(i)		442	485,658
Kroger Co., 3.95%, 01/15/50(i)		652	741,924
Lamar Media Corp., 4.00%, 02/15/30(i)		154	155,865
Lamb Weston Holdings, Inc.(a)
4.63%, 11/01/24(i)		122	126,243
4.88%, 11/01/26(i)		157	162,299
4.88%, 05/15/28		95	105,094
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(a)(i)		122	127,185
Level 3 Financing, Inc.(i)
5.25%, 03/15/26		279	287,512
3.63%, 01/15/29(a)		300	289,500
Lightning eMotors, Inc., 7.50%, 05/15/24(a)		945	762,601
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)(i)		170	178,713
Lowe’s Cos., Inc., 3.00%, 10/15/50(i)		760	749,305
Lumen Technologies, Inc.(a)(i)
5.13%, 12/15/26		1,159	1,203,911
4.00%, 02/15/27		339	345,780
LYB International Finance III LLC, 3.63%, 04/01/51(i)		482	508,825
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		95	101,028
Masonite International Corp., 5.38%, 02/01/28(a)		95	100,670
MasTec, Inc., 4.50%, 08/15/28(a)(i)		113	118,970
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(i)
4.63%, 06/15/25(a)		4,161	4,445,488
5.75%, 02/01/27		208	231,425
MGM Resorts International(i)
6.75%, 05/01/25		266	284,929
5.50%, 04/15/27		1,570	1,723,075
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)(i)		1,215	1,216,519
Molina Healthcare, Inc.(a)(i)
4.38%, 06/15/28		150	156,375
3.88%, 11/15/30		370	385,263
Morgan Stanley, (SOFR + 1.43%), 2.80%, 01/25/52(b)(i)		769	753,926
Motorola Solutions, Inc.(i)
2.75%, 05/24/31		1,796	1,833,156
5.50%, 09/01/44		475	618,694
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29(i)		400	428,184
MSCI, Inc., 3.88%, 02/15/31(a)(i)		379	393,311
Nationstar Mortgage Holdings, Inc., 5.13%, 12/15/30(a)(i)		453	450,735
New Home Co., Inc., 7.25%, 10/15/25(a)(i)		661	700,462
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)(i)		519	550,140
NextEra Energy Operating Partners LP(a)
4.25%, 09/15/24		16	16,880
4.50%, 09/15/27(i)		195	211,019

Security		Par (000)	Value

United States (continued)
NRG Energy, Inc.(i)
7.25%, 05/15/26	USD	361	$374,214
5.25%, 06/15/29(a)		261	277,639
Oracle Corp., 3.95%, 03/25/51(i)		552	602,502
Outfront Media Capital LLC/Outfront Media Capital Corp.(a)(i)
5.00%, 08/15/27		373	386,200
4.63%, 03/15/30		368	373,520
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co. Issuer, 7.50%, 06/01/25(a)(i)		380	411,844
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(a)(i)		359	382,292
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)(i)		1,790	1,851,665
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)(i)		1,275	1,341,937
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(a)(i)		5,448	5,851,152
PennyMac Financial Services, Inc., 5.38%, 10/15/25(a)(i)		379	398,898
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)(i)		159	169,335
Pitney Bowes, Inc.(a)(i)
6.88%, 03/15/27		525	554,531
7.25%, 03/15/29		445	472,813
Playtika Holding Corp., 4.25%, 03/15/29(a)(i)		575	574,603
Post Holdings, Inc., 4.63%, 04/15/30(a)(i)		1,399	1,422,545
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)(i)
3.38%, 08/31/27		278	269,660
6.25%, 01/15/28		1,632	1,736,040
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(a)(i)		4,489	4,522,623
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(a)(i)		169	174,915
Rattler Midstream LP, 5.63%, 07/15/25(a)(i)		450	473,063
Renewable Energy Group, Inc., 5.88%, 06/01/28(a)(i)		275	288,406
Rockies Express Pipeline LLC, 4.95%, 07/15/29(a)(i)		300	309,390
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25(i)		492	507,990
Sasol Financing USA LLC(i)
4.38%, 09/18/26		850	876,562
5.50%, 03/18/31		1,590	1,673,475
Scenery Journey Ltd., 13.00%, 11/06/22		650	530,075
Scientific Games International, Inc., 5.00%, 10/15/25(a)(i)		942	972,615
Select Medical Corp., 6.25%, 08/15/26(a)(i)		231	246,020
Service Properties Trust(i)
4.50%, 06/15/23		2,122	2,175,050
4.35%, 10/01/24		603	607,221
7.50%, 09/15/25		600	679,319
5.50%, 12/15/27		360	384,203
Sirius XM Radio, Inc.(a)(i)
4.63%, 07/15/24		552	566,573
5.38%, 07/15/26		368	379,960
5.50%, 07/01/29		3,689	4,019,903
4.13%, 07/01/30		552	556,902

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)(i)	USD	137	$147,645
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(a)(i)		451	472,294
Sprint Corp., 7.63%, 03/01/26(i)		410	500,200
SRS Distribution, Inc., 4.63%, 07/01/28(a)(i)		290	296,525
Standard Industries, Inc.(a)(i)
5.00%, 02/15/27		329	340,721
4.38%, 07/15/30		424	437,250
Steel Dynamics, Inc., 3.25%, 10/15/50(i)		611	608,832
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)(i)		214	227,360
Sunoco LP/Sunoco Finance Corp.(i)
5.50%, 02/15/26		4,710	4,853,655
4.50%, 05/15/29(a)		474	482,295
Talen Energy Supply LLC, 7.25%, 05/15/27(a)(i)		3,902	3,640,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(i)
5.88%, 04/15/26		5,600	5,881,736
5.50%, 03/01/30		1,354	1,488,940
4.00%, 01/15/32(a)		2,927	3,010,859
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)(i)		3,648	4,126,800
TEGNA, Inc.(i)
4.75%, 03/15/26(a)		105	111,825
4.63%, 03/15/28		757	785,387
Teleflex, Inc., 4.25%, 06/01/28(a)(i)		190	198,075
Tenet Healthcare Corp.(a)(i)
7.50%, 04/01/25		250	270,033
4.63%, 06/15/28		341	350,957
4.25%, 06/01/29		4,566	4,623,075
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 4.65%, 09/30/24(a)(b)		3,800	3,800,478
T-Mobile USA, Inc.(i)
4.75%, 02/01/28		541	579,546
4.50%, 04/15/50		644	766,832
3.30%, 02/15/51		619	617,979
TransDigm, Inc.(i)
6.25%, 03/15/26(a)		1,572	1,658,460
6.38%, 06/15/26		1,184	1,226,588
Travel + Leisure Co., 6.63%, 07/31/26(a)(i)		799	905,267
TreeHouse Foods, Inc., 4.00%, 09/01/28(i)		152	150,860
U.S. Foods, Inc., 6.25%, 04/15/25(a)(i)		188	199,280
Under Armour, Inc., 3.25%, 06/15/26(i)		113	117,077
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/27(i)		5,203	5,772,789
United Rentals North America, Inc.(i)
5.88%, 09/15/26		360	372,524
3.88%, 02/15/31		1,897	1,930,197
United Shore Financial Services LLC, 5.50%, 11/15/25(a)(i)		4,698	4,864,920
UnitedHealth Group, Inc.(i)
2.90%, 05/15/50		745	752,503
3.13%, 05/15/60		591	609,659
Vail Resorts, Inc., 6.25%, 05/15/25(a)(i)		113	120,953
Valvoline, Inc., 4.25%, 02/15/30(a)(i)		113	116,670
VeriSign, Inc., 4.75%, 07/15/27(i)		105	111,431
Verizon Communications, Inc.(i)
2.88%, 11/20/50		775	736,186
3.55%, 03/22/51		902	963,667
ViacomCBS, Inc., 4.95%, 05/19/50(i)		486	613,672

Security		Par (000)	Value

United States (continued)
ViaSat, Inc., 5.63%, 04/15/27(a)(i)	USD	180	$187,889
VICI Properties LP/VICI Note Co., Inc.(a)(i)
3.50%, 02/15/25		269	274,310
4.25%, 12/01/26		3,926	4,083,904
Vistra Operations Co. LLC(a)(i)
5.50%, 09/01/26		297	306,281
5.63%, 02/15/27		382	396,325
5.00%, 07/31/27		3,809	3,910,434
William Carter Co.(a)
5.50%, 05/15/25		73	77,235
5.63%, 03/15/27		95	99,959
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)(i)		117	120,826
WMG Acquisition Corp., 3.88%, 07/15/30(a)(i)		100	100,990
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(a)(i)		715	742,320
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)(i)		1,283	1,378,070
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)(i)
7.75%, 04/15/25		735	791,962
5.13%, 10/01/29		1,242	1,311,862
XHR LP(a)(i)
6.38%, 08/15/25		1,368	1,455,210
4.88%, 06/01/29		271	279,808
XPO Logistics, Inc., 6.75%, 08/15/24(a)(i)		286	297,083
Yum! Brands, Inc.(a)(i)
7.75%, 04/01/25		216	234,900
4.75%, 01/15/30		458	495,790
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)(i)		282	280,060

			288,706,793

Total Corporate Bonds — 26.2% (Cost: $631,015,940)			641,458,092

Floating Rate Loan Interests(b)

Canada — 0.1%
Great Canadian Gaming Corp., Term Loan, 11/01/26(m)		1,096	1,097,370

Cayman Islands — 0.2%
Vita Global Finco Ltd., Term Loan B, 0.00%, 04/23/27(d)	EUR	5,046	5,833,620

Luxembourg — 0.4%
Luxembourg Life Fund(d)
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 9.25%, 05/27/26.	USD	2,954	2,924,460
2021 Term Loan, (3 mo. LIBOR + 9.25%), 9.43%, 04/01/23		2,896	2,867,040
Pronovias SL
EUR Term Loan B1, (EURIBOR + 4.50%), 4.50%, 10/02/24	EUR	1,473	1,230,021
EUR Term Loan B3, (EURIBOR + 4.50%), 4.50%, 10/02/24		3,720	3,105,299

			10,126,820

United States — 5.9%
ACProducts Holdings, Inc., 2021 Term Loan B, 05/17/28(m)	USD	5,266	5,235,931

22	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
American Rock Salt Company LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 06/04/28	USD	1,241	$1,241,521
Applied Systems, Inc., 2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		154	153,597
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		1,343	1,345,575
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		2,905	2,904,180
Avaya, Inc.
2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.32%, 12/15/27		257	257,516
2021 Term Loan B2, (1 mo. LIBOR + 4.00%), 4.07%, 12/15/27		170	170,345
City Brewing Company LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/05/28(d)		3,145	3,156,794
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28(d)		748	747,065
Conair Holdings LLC, Term Loan B, 05/17/28(m)		1,743	1,746,486
Cypher Bidco, (EURIBOR + 4.50%), 3.96%, 03/01/28(d)	EUR	1,828	2,004,623
DT Midstream, Inc, Term Loan B, 06/10/28(m)	USD	4,372	4,375,891
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		257	255,682
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28(d)		3,661	3,734,220
Flexera Software LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/03/28		257	257,376
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		1,266	1,257,013
Galaxy Universal LLC, Term Loan, (3 mo. LIBOR + 7.00%), 7.15%, 12/29/26(d)		11,981	11,906,966
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.75%), 2.88%, 07/02/25		397	395,358
Granite Acquisition, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 03/24/28		1,439	1,435,403
Hilton Grand Vacations LLC, 2021 Term Loan, 05/19/28(m)		7,074	7,076,193
Informatica LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		683	678,407
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		5,375	5,371,658
ITT Holdings LLC, 2021 Term Loan, 0.00%, 07/30/28(d)		1,693	1,688,768
J&J Ventures Gaming LLC, Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 04/07/28(d)		4,878	4,890,195
JO-ANN Stores, Inc, 2021 Term Loan, 06/30/28(d)(m)		2,840	2,832,900
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 4.50%, 12/17/27		2,477	2,455,326
2021 Incremental Term Loan B2, 4.50%, 12/17/27		4,954	4,910,653
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		128	127,172

Security		Par (000)	Value

United States (continued)
LBM Acquisition LLC (continued)
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	USD	865	$858,410
Leslie’s Poolmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% FLoor), 3.25%, 03/04/28		4,003	3,985,475
LogMeIn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 4.83%, 08/31/27		876	874,466
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		257	256,471
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		871	871,173
Michaels Companies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/15/28		2,702	2,711,835
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		549	549,346
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 12/28/27		2,659	2,642,807
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(d)		159	162,180
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		559	559,947
Playtika Holding Corp., 2021 Term Loan, 03/11/28(m)		6,595	6,561,040
Project Ruby Ultimate Parent Corp., 2021 Term Loan, 03/03/28(m)		931	927,466
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		604	601,886
Redstone Buyer LLC
2021 2nd Lien Delayed Draw Term Loan, 0.00%, 04/27/29		226	221,624
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%), 8.50%, 04/27/29.		394	386,491
2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/27/28		818	815,168
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		8,064	8,097,500
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25		2,920	2,888,990
Shearer’s Foods, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/23/27		2,905	2,906,301
Signal Parent, Inc, Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/03/28(d)		3,940	3,866,125
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		1,179	1,183,284
SRS Distribution, Inc., 2021 Term Loan B, 06/02/28(m)		5,772	5,765,593
Surf Holdings, LLC, USD Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 03/05/27		527	523,534
The Enterprise Development Authority, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/18/28(d)		5,968	5,983,371
Tory Burch LLC, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/14/28		5,247	5,227,324
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/31/28		4,132	4,126,257

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Ultimate Software Group, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26	USD	411	$411,173
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		257	255,578
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23		202	202,162
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		4,307	4,312,739
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		2,913	2,910,282

			144,258,812

Total Floating Rate Loan Interests — 6.6% (Cost: $161,306,878)			161,316,622

Foreign Agency Obligations

Bahrain — 0.2%
Bahrain Government International Bond
7.00%, 01/26/26(i)		620	704,591
4.25%, 01/25/28(a)(i)		200	199,938
6.75%, 09/20/29		1,750	1,918,766
5.63%, 09/30/31(a)(i)		1,183	1,194,682
5.25%, 01/25/33(a)(i)		825	803,344
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(i)		649	750,203

			5,571,524

Brazil — 0.4%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(l)	BRL	54,542	8,671,641
Brazilian Government International Bond, 4.63%, 01/13/28(i)	USD	251	271,363

			8,943,004

Chile — 0.0%
Chile Government International Bond, 2.45%, 01/31/31(i)		283	288,182

Colombia(i) — 0.6%
Colombia Government International Bond
3.88%, 04/25/27		5,433	5,771,884
3.00%, 01/30/30		2,281	2,229,392
3.13%, 04/15/31		2,372	2,316,851
4.13%, 05/15/51		2,198	2,082,330
3.88%, 02/15/61		1,254	1,119,822

			13,520,279

Dominican Republic — 0.5%
Dominican Republic International Bond
5.95%, 01/25/27(i)		2,681	3,016,125
6.00%, 07/19/28(i)		700	792,750
4.50%, 01/30/30(a)(i)		4,057	4,140,168
4.88%, 09/23/32(a)(i)		2,733	2,814,990
6.50%, 02/15/48(a)(i)		779	849,500
6.40%, 06/05/49		1,620	1,743,829

			13,357,362

Egypt — 0.7%
Egypt Government International Bond
5.58%, 02/21/23(a)(i)		1,000	1,048,625
5.75%, 05/29/24(a)(i)		1,844	1,962,477
5.88%, 06/11/25		2,054	2,193,030

Security		Par (000)	Value

Egypt (continued)
Egypt Government International Bond (continued)
7.60%, 03/01/29(i)	USD	3,251	$3,568,582
5.88%, 02/16/31(a)(i)		520	502,937
6.38%, 04/11/31(a)	EUR	1,987	2,453,716
8.50%, 01/31/47(a)(i)	USD	2,118	2,205,765
7.90%, 02/21/48		1,015	1,002,186
7.50%, 02/16/61(a)(i)		1,906	1,776,749

			16,714,067

Ghana(a)(i) — 0.2%
Ghana Government International Bond
7.75%, 04/07/29		1,901	1,940,802
8.63%, 04/07/34		2,280	2,347,688

			4,288,490

Indonesia(i) — 0.3%
Indonesia Government International Bond
3.50%, 01/11/28		1,000	1,090,500
4.10%, 04/24/28		1,668	1,884,110
3.40%, 09/18/29		2,212	2,390,757
5.35%, 02/11/49		1,466	1,904,701

			7,270,068

Israel — 0.0%
Israel Government International Bond, 2.75%, 07/03/30(i)		200	213,875

Mexico(i) — 0.5%
Mexico Government International Bond
4.15%, 03/28/27		200	226,138
4.50%, 04/22/29		2,974	3,363,036
2.66%, 05/24/31		6,959	6,795,029
4.75%, 03/08/44		200	221,475
4.35%, 01/15/47		200	209,225
3.77%, 05/24/61		1,132	1,052,972

			11,867,875

Mongolia — 0.1%
Mongolia Government International Bond, 8.75%, 03/09/24(i)		1,200	1,375,725

Morocco(a)(i) — 0.1%
Morocco Government International Bond
3.00%, 12/15/32		1,683	1,624,095
4.00%, 12/15/50		1,310	1,213,387

			2,837,482

Oman — 0.1%
Oman Government International Bond
6.50%, 03/08/47		1,464	1,428,132
6.75%, 01/17/48		1,464	1,455,124

			2,883,256

Pakistan — 0.1%
Pakistan Government International Bond
6.00%, 04/08/26		355	358,439
7.38%, 04/08/31		420	431,550
Pakistan Water & Power Development Authority, 7.50%, 06/04/31		730	727,263

			1,517,252

Panama(i) — 0.3%
Panama Government International Bond
3.88%, 03/17/28		600	659,737
9.38%, 04/01/29		982	1,455,815
3.16%, 01/23/30		1,800	1,886,400

24	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Panama (continued)
Panama Government International Bond (continued)
2.25%, 09/29/32	USD	200	$191,725
6.70%, 01/26/36		1,219	1,656,926
4.50%, 05/15/47		200	227,038
4.50%, 04/16/50		2,041	2,312,453

			8,390,094

Paraguay(a)(i) — 0.2%
Paraguay Government International Bond
4.95%, 04/28/31		2,091	2,401,775
5.40%, 03/30/50		1,319	1,539,355

			3,941,130

Peru — 0.2%
Peruvian Government International Bond
2.39%, 01/23/26		69	71,169
4.13%, 08/25/27		85	95,136
2.78%, 01/23/31(i)		1,020	1,037,723
1.86%, 12/01/32(i)		1,742	1,621,475
3.30%, 03/11/41		45	45,518
5.63%, 11/18/50(i)		1,294	1,781,514

			4,652,535

Philippines — 0.0%
Philippine Government International Bond, 2.95%, 05/05/45(i)		200	193,100

Qatar(i) — 0.2%
Qatar Government International Bond
4.00%, 03/14/29(a)		1,791	2,061,441
6.40%, 01/20/40		1,606	2,349,578
4.40%, 04/16/50		1,111	1,352,642

			5,763,661

Romania — 0.1%
Romanian Government International Bond
3.00%, 02/14/31(a)(i)		2,516	2,609,249
4.00%, 02/14/51		48	50,499

			2,659,748

Russia — 0.2%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		1,000	1,137,375
4.25%, 06/23/27		3,000	3,347,063
12.75%, 06/24/28(i)		725	1,211,339

			5,695,777

Saudi Arabia(i) — 0.2%
Saudi Government International Bond
3.63%, 03/04/28		263	289,760
4.38%, 04/16/29(a)		1,556	1,796,013
4.50%, 04/17/30		1,003	1,181,534
3.25%, 10/22/30(a)		1,041	1,120,637

			4,387,944

Sri Lanka — 0.1%
Sri Lanka Government International Bond
5.75%, 04/18/23		1,240	922,870
6.85%, 03/14/24		1,100	756,112
6.35%, 06/28/24		1,100	751,988
7.85%, 03/14/29		1,100	695,956
7.55%, 03/28/30		835	528,033

			3,654,959

Security		Par (000)	Value

Ukraine — 0.4%
Ukraine Government International Bond
7.75%, 09/01/22	USD	746	$782,927
7.75%, 09/01/23		750	808,125
8.99%, 02/01/24		1,623	1,799,907
7.75%, 09/01/24		2,140	2,334,339
7.75%, 09/01/25		2,118	2,319,210
7.75%, 09/01/27		179	196,710
7.25%, 03/15/33(a)(i)		2,235	2,324,120

			10,565,338

Uruguay — 0.1%
Uruguay Government International Bond
4.38%, 10/27/27		83	95,780
4.98%, 04/20/55(i)		1,444	1,864,063

			1,959,843

Total Foreign Agency Obligations — 5.8% (Cost: $143,785,663)			142,512,570

		Shares

Investment Companies

United States — 3.0%
Invesco Senior Loan ETF		665,437	14,739,430
iShares MSCI Brazil ETF(n)		29,089	1,179,268
iShares MSCI Japan ETF(n)		20,854	1,408,479
iShares Russell 2000 ETF(n)		9,800	2,247,826
SPDR Bloomberg Barclays High Yield Bond ETF(h)		457,891	50,349,694
SPDR S&P Oil & Gas Exploration & Production ETF .		19,873	1,921,520
VanEck Vectors Semiconductor ETF		2,681	703,066

Total Investment Companies — 3.0% (Cost: $70,371,583)			72,549,283

		Par (000)

Municipal Bonds

Illinois — 0.0%
Chicago Board of Education, GO, , 6.32%, 11/01/29	USD	445	545,984
Chicago Board of Education, GO, BAB, , 6.52%, 12/01/40		555	709,023

			1,255,007

Ohio — 0.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, , 5.00%, 06/01/55		1,990	2,327,584

Total Municipal Bonds — 0.1% (Cost: $3,426,498)			3,582,591

Non-Agency Mortgage-Backed Securities

United States — 10.0%
AJAX Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60		5,318	5,345,976
Series 2020-C, Class B, 5.00%, 09/27/60		375	375,543
Series 2020-C, Class C, 0.00%, 09/27/60		1,273	1,153,116

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
AJAX Mortgage Loan Trust(a) (continued)
Series 2021-G, Class A, 1.98%, 06/25/61(b)	USD	6,910	$6,866,879
Series 2021-G, Class B, 3.75%, 06/25/61(b)		718	712,691
Series 2021-G, Class C, 0.00%, 06/25/61		1,346	1,240,698
BAMLL Commercial Mortgage Securities Trust(a)(b) (1 mo. LIBOR US + 1.70%), 1.77%, 09/15/34		2,000	1,992,502
Series 2015-200P, Class F, 3.72%, 04/14/33		3,000	3,075,665
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 0.97%, 11/15/32		2,000	1,962,223
Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 6.07%, 02/10/51(a)(b)		1,470	1,488,114
Bank, Series 2020-BN29, Class D, 2.50%, 11/15/53(a)		1,290	1,197,556
BFLD Trust, (1 mo. LIBOR US + 3.70%), 3.77%, 10/15/35(a)(b)		4,000	4,035,304
BX Commercial Mortgage Trust(a)(b) (1 mo. LIBOR US + 3.25%), 3.32%, 10/15/37		2,300	2,307,314
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.07%, 11/15/35		3,087	3,092,751
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.72%, 10/15/36		3,621	3,624,504
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.57%, 12/15/36		4,852	4,849,528
Series 2020-FOX, Class F, (1 mo. LIBOR US + 4.25%), 4.32%, 11/15/32		3,930	3,951,820
Series 2020-VIVA, Class D, 3.67%, 03/11/44		2,006	2,069,006
Series 2021-VINO, Class G, (1 mo. LIBOR US + 3.95%), 4.03%, 05/15/38		450	455,639
BX Trust(a)(b)
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 3.07%, 02/15/36		1,320	1,322,503
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 3.07%, 02/15/36		1,030	1,031,953
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.07%, 01/15/34		750	754,665
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 3.97%, 01/15/34		1,780	1,778,930
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 3.75%, 06/15/23		2,455	2,454,994
CFCRE Commercial Mortgage Trust(a)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,500	1,557,856
Series 2018-TAN, Class E, 6.66%, 02/15/33(b)		1,100	1,135,906
CFMT LLC, Series 2020-HB4, Class M4, 4.95%, 12/26/30(a)(b)		4,020	4,019,790
Citigroup Commercial Mortgage Trust(b)
Series 2014-GC19, Class D, 5.26%, 03/10/47(a)		2,090	2,235,862
Series 2015-GC27, Class C, 4.57%, 02/10/48		1,000	1,058,958
Series 2016-C1, Class C, 5.11%, 05/10/49		1,735	1,922,230
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)		2,000	2,056,310
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.57%, 11/15/37(a)(b)		3,932	3,973,857
COMM Mortgage Trust(b)
Series 2015-CR25, Class C, 4.68%, 08/10/48		2,000	2,149,310
Series 2019-GC44, Class 180B, 3.51%, 08/15/57(a)		1,900	1,852,008
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 2.72%, 05/15/36(a)(b)		4,400	4,408,381

Security		Par (000)	Value

United States (continued)
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX12, Class C, 4.92%, 08/15/51(b)	USD	2,300	$2,538,188
CSMC-FACT(a)(b)
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 4.94%, 10/15/37		1,000	1,016,449
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.23%, 10/15/37		1,700	1,729,576
CSMC-NET, Series 2020-NET, Class D, 3.83%, 08/15/37(a)(b)		1,275	1,338,672
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,542,466
Freddie Mac(a)(b)(i)
(30 day SOFR + 6.00%), 6.02%, 08/25/33		4,560	5,116,269
Series 2020-DNA5, Class B1, (30 day SOFR + 4.80%), 4.82%, 10/25/50		2,500	2,654,299
Series 2020-DNA6, Class B2, (30 day SOFR + 5.65%), 5.67%, 12/25/50		2,000	2,080,034
Series 2021-DNA1, Class B2, (30 day SOFR + 4.75%), 4.77%, 01/25/51		4,560	4,674,838
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.02%, 08/25/33		4,342	4,385,491
Series 2021-HQA2, Class B2, (30 day SOFR + 5.45%), 5.47%, 12/25/33		2,400	2,429,994
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (30 day SOFR + 4.00%), 4.02%, 11/25/50(a)(b)(i)		3,650	3,819,702
FREMF Mortgage Trust, 3.94%, 12/25/27(a)(b)		2,285	2,027,687
Grace Trust, Series 2020-GRCE, Class F, 2.77%, 12/10/40(a)(b)		2,000	1,779,585
GS Mortgage Securities Corp. Trust, Series 2020- TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.77%, 11/15/37(a)(b)		2,500	2,532,518
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(a)(b)		2,000	1,958,410
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,603	3,630,723
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.35%), 3.42%, 01/15/33(a)(b)		1,790	1,797,418
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-FL10, Class e, (1 mo. LIBOR US + 3.90%), 3.97%, 06/15/32(a)(b)		2,400	2,389,604
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.07%, 07/15/36(a)(b)		2,320	2,293,531
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51(d)		73,841	1,218,382
Series 2021-1, Class AX1, 0.19%, 06/25/51(d)(i)		299,647	1,707,988
Series 2021-1, Class AX4, 0.40%, 06/25/51(d)		19,135	252,581
Series 2021-1, Class B4, 3.09%, 06/25/51(d)		854	780,540
Series 2021-1, Class B5, 3.09%, 06/25/51(d)		1,024	847,214
Series 2021-1, Class B6, 2.98%, 06/25/51(d)		1,547	611,565
Series 2021-4, Class B4, 2.90%, 08/25/51		1,274	1,137,134
Series 2021-4, Class B5, 2.90%, 08/25/51(d)		956	788,571
Series 2021-4, Class B6, 2.90%, 08/25/51(d)		2,243	887,816
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. LIBOR US + 0.60%), 0.69%, 06/25/37(a)(b) .		2,735	2,254,544

26	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Mello Warehouse Securitization Trust(a)(b)
Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 3.34%, 11/25/53	USD 2,280	$2,282,300
Series 2020-2, Class G, (1 mo. LIBOR US + 4.75%), 4.84%, 11/25/53	1,370	1,371,386
Series 2021-1, Class G, (1 mo. LIBOR US + 4.38%), 4.48%, 02/25/55	4,560	4,559,204
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class C, 4.28%, 06/15/50	5,000	5,319,561
Series 2018-H4, Class C, 5.24%, 12/15/51	1,150	1,251,480
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 3.12%, 10/15/37(a)(b)	3,000	3,001,837
New Residential Mortgage Loan Trust(a)(b)
3.53%, 07/25/55	1,370	1,366,216
4.33%, 07/25/55	1,022	1,018,058
Series 2019-RPL2, Class B3, 4.01%, 02/25/59	9,329	8,779,715
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.82%, 01/15/26(a)(b)	630	637,077
Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(a)(b)	2,000	1,947,815
Provident Funding Mortgage Warehouse Securitization Trust, (1 mo. LIBOR US + 5.50%), 5.59%, 02/25/55(a)(b)(d)	3,645	3,645,000
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 02/25/24(a)(b)	400	414,472
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 8.59%, 05/25/60(a)(b)	7,668	5,265,963
Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(a)(b)(d)(i)	8,000	8,056,000
Seasoned Loans Structured Transaction Trust , Series 2020-2, Class M1, 4.75%, 09/25/60(a)(b)(i)	10,000	10,457,506
STAR Trust, 3.52%, 05/25/65(a)(b)	3,759	3,751,124
Starwood Mortgage Residential Trust(a)
Series 2020-INV, Class B1, 3.26%, 11/25/55	2,540	2,556,005
Series 2020-INV, Class B2, 4.26%, 11/25/55	1,225	1,225,716
TPGI Trust, Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 3.95%, 06/15/26(a)(b)	2,435	2,434,993
TVC DSCR, 2.38%, 02/01/51(d)	3,127	3,297,361
UBS Commercial Mortgage Trust, Series 2018-C11, Class C, 5.05%, 06/15/51(b)	671	710,453
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.21%, 08/10/49(a)(b)	2,400	2,458,274
Verus Securitization Trust(a)(b)
3.25%, 02/25/64	2,735	2,758,714
Series 2020-5, Class B1, 3.71%, 05/25/65	2,400	2,428,396
Series 2020-5, Class B2, 4.71%, 05/25/65	1,400	1,418,246
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12 mo. MTA + 0.81%), 0.93%, 07/25/47(b)	1,505	1,360,266
Wells Fargo Commercial Mortgage Trust(b) Series 2019-C50, Class XA, 1.58%, 05/15/52	25,587	2,211,051

Security	Par (000)	Value

United States (continued)
Wells Fargo Commercial Mortgage Trust(b) (continued)
Series 2021-FCMT, Class D, (1 mo. LIBOR US + 3.50%), 3.57%, 05/15/31(a)	USD 750	$751,879
Western Alliance Bank, 5.65%, 12/28/24	12,230	12,230,000

Total Non-Agency Mortgage-Backed Securities — 10.0% (Cost: $236,818,314)		244,698,199

	Benefical Interest (000)

Other Interests

Canada — 0.2%
Sprott Private Resource Streaming and Royalty, LP(d)(o)	USD 4,640,000	5,746,176

Total Other Interests — 0.2% (Cost: $4,681,796)		5,746,176

	Par (000)

Preferred Securities

Capital Trusts — 0.3%(b)

Colombia — 0.0%
Banco Davivienda SA, 6.65%(a)(i)(k)	USD 855	893,475

Mexico — 0.2%
Banco Mercantil del Norte SA, 6.75%(a)(i)(k)	2,077	2,232,775
BBVA Bancomer SA, 5.13%, 01/18/33	1,000	1,040,625
Cemex SAB de CV, 5.13%(a)(i)(k)	1,580	1,627,874

		4,901,274

United Kingdom — 0.1%
Vodafone Group PLC, 7.00%, 04/04/79(i)	846	1,025,124

		6,819,873

	Shares

Preferred Stocks — 1.6%

Germany — 0.5%
Porsche Automobil Holding SE, Preference Shares	12,717	1,365,179
Volkswagen AG, Preference Shares	22,932	5,749,773
Volocopter GMBH, (Acquired 03/03/21, Cost: $4,145,649)(d)(g)	780	4,084,330

		11,199,282

United Kingdom(d)(g) — 0.1%
Exscientia Ltd.
Series C-1, (Acquired 02/24/21, Cost: $936,831)	535	1,873,661
Series D-1, (Acquired 04/29/21, Cost: $469,291)	134	469,291

		2,342,952

United States(g) — 1.0%
Arrival Ltd., (Acquired 03/23/21, Cost: $2,029,302)	279,863	4,284,347

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,444,110)(d)		40,558	$6,880,057
Cruise, Series G, (Acquired 03/25/21, Cost: $1,886,159)(d)		71,581	1,896,181
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(d)		13,490	2,392,721
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,130,236)(d)		350,490	2,207,081
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(d)		253,147	1,482,935
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $2,052,443)(d)		1,125,428	2,025,770
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(d)		81,588	584,170
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(d)		36,048	945,539
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(d)		35,677	814,506
SambaNova Systems, Inc., (Acquired 04/09/21, Cost: $1,250,247)(d)		13,158	1,250,273
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(d)		45,203	678,934

			25,442,514

			38,984,748

Total Preferred Securities — 1.9% (Cost: $40,308,972)			45,804,621

	Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.1%
Uniform Mortgage-Backed Securities, Series 2020- DNA6, Class B1, (30 day SOFR + 3.00%), 3.02%, 12/25/50(a)(b)(i)	USD	2,000	2,015,009

Mortgage-Backed Securities — 0.1%
Uniform Mortgage-Backed Securities, 1.36%, 12/25/29		18,250	1,668,297

Total U.S. Government Sponsored Agency Securities — 0.2% (Cost: $3,615,419)			3,683,306

	Shares

Warrants

Cayman Islands — 0.0%
TPG Pace Beneficial Finance Corp., Class A, (Expires: 10/09/27)(f)		17,970	59,481

Luxembourg — 0.0%
Lakestar Spac I SE, (Expires: 12/31/25)(f)		12,393	13,225

United States — 0.0%
Cano Health, Inc. (Expires 06/03/2026), (Expires: 06/03/26)(f)		33,630	124,044

Security	Shares	Value

United States (continued)
Climate Change Crisis Real Impact I Acquisition Corp., Class A, (Expires: 09/15/25)(f)	40,220	$164,094
Crown Proptech Acquisitions Pvt Ltd., (Expires: 02/01/26)(d)	74,120	42,990
Israel Amplify Program Corp., (Expires: 06/30/26)(d) .	74,067	111,841
Kins Private Placement(d)	184,016	108,570
Latch, Inc. (Expires 06/04/2026), (Expires: 06/04/26)(f)	10,196	35,686
Rotor Acqusition Ltd.(d)	27,280	24,006
Tortoise Acquisition Corp. II, (Expires: 06/14/27)(f)	41,430	89,903

		701,134

Total Warrants — 0.0% (Cost: $1,032,687)		773,840

Total Long-Term Investments — 121.1% (Cost: $2,734,408,113)		2,965,229,698

Options Purchased — 0.4% (Cost: $11,039,978)		9,331,402

Total Investments Before Options Written — 121.5% (Cost: $2,745,448,091)		2,974,561,100

Options Written — (0.2)% (Premiums Received: $(7,142,268))		(5,093,446)

Total Investments, Net of Options Written — 121.3% (Cost: $2,738,305,823)		2,969,467,654

Liabilities in Excess of Other Assets — (21.3)%		(520,853,068)

Net Assets — 100.0%		$2,448,614,586

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Amount is less than 500.
(f)	Non-income producing security.
(g)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $77,109,291, representing 3.2% of its net assets as of period end, and an original cost of $61,970,607.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Affiliate of the Trust.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

28	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$226,446,562	$—	$(226,446,562	)(b)	$—	$—	$—	—	$3,268	$—
iShares iBoxx $ High Yield Corporate Bond ETF(a)	24,455,960	10,812,280	(34,946,060)		593,463	(915,643)	—	—	261,099	—
iShares MSCI Brazil ETF	—	1,184,148	—		—	(4,880)	1,179,268	29,089	18,212	—
iShares MSCI Japan ETF	—	1,415,349	—		—	(6,870)	1,408,479	20,854	—	—
iShares Russell 2000 ETF	6,607,222	—	(5,018,841)		290,811	368,634	2,247,826	9,800	7,304	—

					$884,274	$(558,759)	$4,835,573		$289,883	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BofA Securities, Inc.	0.28	%(b)	03/01/21	Open	$5,731,220	$5,736,614	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/18/21	Open	266,288	266,518	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	03/18/21	Open	191,056	191,249	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	03/18/21	Open	200,250	200,452	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	03/18/21	Open	1,100,400	1,101,512	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	03/18/21	Open	179,808	179,990	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	03/18/21	Open	2,188,910	2,191,439	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/30/21	Open	1,181,635	1,182,551	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	03/30/21	Open	1,831,297	1,832,953	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	03/30/21	Open	1,592,940	1,594,586	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	03/30/21	Open	2,204,178	2,206,456	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	2,060,437	2,062,833	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,633,269	1,635,168	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,829,465	1,831,592	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,362,799	1,364,366	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,798,260	1,800,350	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,073,737	1,074,985	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,624,831	1,626,719	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	03/30/21	Open	1,601,737	1,603,600	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.60	(b)	03/30/21	Open	1,356,394	1,358,474	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/05/21	Open	1,194,370	1,196,025	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	04/07/21	Open	3,122,275	3,124,461	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/07/21	Open	2,124,907	2,127,387	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/07/21	Open	1,430,485	1,432,154	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/07/21	Open	3,123,890	3,127,535	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/09/21	Open	1,287,364	1,288,848	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/09/21	Open	1,292,456	1,293,946	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/09/21	Open	1,186,537	1,187,905	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/09/21	Open	1,288,760	1,290,246	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/09/21	Open	1,317,470	1,318,989	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	549,315	549,695	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	541,819	542,193	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	546,033	546,410	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	551,363	551,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	548,410	548,789	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	540,898	541,272	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	555,326	555,710	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	548,800	549,180	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	542,446	542,821	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	550,285	550,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	858,027	858,621	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	0.30	%(b)	04/09/21	Open	$1,357,875	$1,358,814	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	558,256	558,642	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	537,510	537,882	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	04/09/21	Open	549,180	549,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.35	(b)	04/09/21	Open	199,147	199,307	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.54	(b)	04/14/21	Open	1,378,830	1,380,423	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.54	(b)	04/14/21	Open	1,503,275	1,505,011	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.54	(b)	04/14/21	Open	1,509,120	1,510,863	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	1,517,625	1,519,508	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	2,122,439	2,125,072	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	1,728,641	1,730,786	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	1,853,704	1,856,003	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	435,779	436,319	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	305,100	305,478	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	2,644,469	2,647,749	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	1,409,642	1,411,391	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	1,225,110	1,226,630	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/14/21	Open	4,030,175	4,035,175	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.59	(b)	04/14/21	Open	303,503	303,885	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.59	(b)	04/14/21	Open	3,900,535	3,905,457	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.59	(b)	04/14/21	Open	3,948,382	3,953,365	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.60	(b)	04/14/21	Open	3,955,931	3,961,008	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/14/21	Open	3,128,160	3,131,171	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/14/21	Open	3,915,187	3,918,956	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/14/21	Open	340,000	340,327	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/14/21	Open	2,014,594	2,016,748	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/14/21	Open	1,484,587	1,486,016	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/14/21	Open	1,438,625	1,440,010	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.59	(b)	04/16/21	Open	4,056,975	4,061,829	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	04/21/21	Open	1,141,500	1,142,787	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	04/21/21	Open	1,696,500	1,697,655	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,227,091	1,228,046	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,924,455	1,925,952	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,190,615	1,191,541	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,150,155	1,151,050	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,326,207	1,327,239	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,100,622	1,101,479	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,989,215	1,990,762	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,104,877	1,105,737	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,249,120	1,250,092	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/21/21	Open	1,197,495	1,198,426	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	04/29/21	Open	1,733,863	1,735,416	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/29/21	Open	1,469,110	1,470,122	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/29/21	Open	1,619,887	1,621,003	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/29/21	Open	1,470,600	1,471,613	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	04/29/21	Open	1,803,552	1,804,795	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/29/21	Open	2,039,546	2,041,303	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/29/21	Open	1,412,250	1,413,466	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.53	(b)	04/30/21	Open	1,001,795	1,002,665	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.53	(b)	04/30/21	Open	1,142,044	1,143,036	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.53	(b)	04/30/21	Open	1,206,000	1,207,048	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.53	(b)	04/30/21	Open	1,129,432	1,130,413	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.53	(b)	04/30/21	Open	1,072,775	1,073,707	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	04/30/21	Open	915,987	916,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.35	(b)	04/30/21	Open	1,086,302	1,086,926	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	978,075	978,716	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	988,785	989,433	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	1,032,412	1,033,089	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	799,095	799,619	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	827,351	827,894	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	1,114,700	1,115,431	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	04/30/21	Open	1,059,424	1,060,118	Corporate Bonds	Open/Demand

30	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	0.45	%(b)	04/30/21	Open	$1,089,427	$1,090,230	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	05/03/21	Open	743,902	744,610	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/03/21	Open	6,093,293	6,096,239	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/03/21	Open	1,874,950	1,875,856	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/03/21	Open	902,262	902,844	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/03/21	Open	2,848,689	2,850,525	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,585,000	3,587,888	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	4,093,750	4,097,048	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,243,000	3,245,612	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,070,000	3,072,473	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,415,000	3,417,751	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,528,000	3,530,842	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	4,312,500	4,315,974	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/03/21	Open	3,272,750	3,275,386	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/03/21	Open	1,621,794	1,622,970	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/07/21	Open	599,688	599,962	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/07/21	Open	488,025	488,249	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	484,575	484,871	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	450,051	450,326	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	519,675	519,993	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	487,628	487,925	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	543,045	543,377	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	498,075	498,379	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	455,831	456,110	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/07/21	Open	476,933	477,224	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/07/21	Open	589,028	589,279	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	309,558	309,761	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	286,440	286,628	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	305,599	305,799	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	321,835	322,046	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	322,200	322,412	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	318,834	319,043	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	277,875	278,058	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	309,638	309,841	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	302,400	302,599	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	312,300	312,505	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	314,719	314,925	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	243,458	243,617	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	310,338	310,541	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	312,439	312,644	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	254,980	255,148	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	248,366	248,529	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	317,886	318,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	312,550	312,755	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	274,340	274,520	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	236,625	236,780	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	249,750	249,914	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	263,809	263,982	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	339,150	339,373	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	266,420	266,595	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	308,660	308,863	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	305,045	305,245	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.43	(b)	05/07/21	Open	295,780	295,974	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	460,774	461,091	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	467,289	467,610	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	478,800	479,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	480,384	480,714	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	469,200	469,523	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	459,540	459,856	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	447,810	448,118	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	486,805	487,140	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	05/07/21	Open	447,750	448,058	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	0.34	%(b)	05/14/21	Open	$1,216,545	$1,217,062	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.27	(b)	05/19/21	Open	1,194,620	1,194,925	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.28	(b)	05/19/21	Open	811,641	811,856	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.28	(b)	05/19/21	Open	681,290	681,470	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/19/21	Open	956,215	956,468	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/19/21	Open	546,081	546,226	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/19/21	Open	558,503	558,650	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/20/21	Open	881,081	881,595	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/20/21	Open	926,280	926,820	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/20/21	Open	1,581,912	1,582,835	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/20/21	Open	804,397	804,867	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	742,446	742,457	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	454,588	454,594	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	508,781	508,788	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	640,819	640,828	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	698,000	698,010	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	766,062	766,073	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	815,979	815,990	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	687,000	687,010	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	764,085	764,096	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	849,712	849,724	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	698,332	698,342	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	676,569	676,578	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	581,250	581,258	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	826,150	826,161	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	734,381	734,391	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/21/21	Open	813,375	813,386	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/24/21	Open	1,187,025	1,187,635	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/24/21	Open	1,877,680	1,878,645	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/24/21	Open	1,701,700	1,702,574	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	05/24/21	Open	1,462,680	1,463,462	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	05/24/21	Open	2,389,194	2,390,618	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.28	(b)	05/24/21	Open	1,665,790	1,666,269	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,608,910	1,609,571	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,475,651	1,476,258	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,685,647	1,686,340	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,308,750	1,309,288	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,792,650	1,793,387	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,772,975	1,773,704	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,776,250	1,776,980	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/24/21	Open	1,808,625	1,809,369	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/24/21	Open	901,440	901,903	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/24/21	Open	1,497,306	1,498,075	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	05/24/21	Open	1,376,240	1,376,947	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.32	(b)	05/25/21	Open	732,550	732,791	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	717,544	717,883	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	878,415	878,830	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	546,445	546,703	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	796,950	797,326	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	750,175	750,529	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	932,519	932,960	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	897,450	897,874	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	638,691	638,993	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	557,069	557,332	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	05/28/21	Open	565,440	565,707	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/28/21	Open	1,093,500	1,093,810	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	05/28/21	Open	2,646,304	2,647,054	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	05/28/21	Open	929,475	929,746	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/28/21	Open	1,052,940	1,053,338	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/28/21	Open	1,131,042	1,131,470	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/28/21	Open	1,008,844	1,009,225	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/28/21	Open	972,928	973,296	Corporate Bonds	Open/Demand

32	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	0.40	%(b)	05/28/21	Open	$2,147,620	$2,148,431	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	05/28/21	Open	1,010,040	1,010,422	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.32	(b)	06/03/21	Open	942,500	942,726	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.34	(b)	06/03/21	Open	2,202,227	2,202,789	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open	675,156	675,287	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open	676,148	676,278	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open	673,043	673,173	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/04/21	Open	922,032	922,217	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/04/21	Open	656,813	656,944	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/04/21	Open	673,190	673,325	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/04/21	Open	455,813	455,904	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/04/21	Open	454,154	454,245	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.32	(b)	06/04/21	Open	451,738	451,834	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.32	(b)	06/04/21	Open	1,210,140	1,210,398	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.32	(b)	06/04/21	Open	1,004,500	1,004,714	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.34	(b)	06/04/21	Open	1,109,569	1,109,820	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.58	(b)	06/04/21	Open	3,534,300	3,535,667	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	06/04/21	Open	3,475,712	3,477,056	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	06/04/21	Open	1,996,387	1,997,159	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.59	(b)	06/04/21	Open	3,572,660	3,574,106	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.62	(b)	06/04/21	Open	3,539,989	3,541,452	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/09/21	Open	1,631,855	1,632,188	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/09/21	Open	1,012,372	1,012,579	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/09/21	Open	2,069,064	2,069,486	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/09/21	Open	4,964,404	4,965,417	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/09/21	Open	2,149,665	2,150,104	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/09/21	Open	687,558	687,696	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/09/21	Open	109,910	109,932	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open	200,250	200,278	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open	706,260	706,360	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open	710,364	710,464	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open	1,630,925	1,631,156	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open	1,340,005	1,340,195	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	2,052,900	2,053,239	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	188,189	188,220	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	2,280,850	2,281,227	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	603,000	603,100	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,673,880	1,674,157	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,895,775	1,896,088	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,034,550	1,034,721	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,519,179	1,519,430	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	2,368,160	2,368,551	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,450,215	1,450,455	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	953,449	953,607	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,331,837	1,332,058	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	2,119,975	2,120,325	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	205,852	205,886	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	1,547,947	1,548,203	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/11/21	Open	3,058,015	3,058,521	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	949,142	949,322	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	594,965	595,077	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	1,008,537	1,008,727	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	2,057,160	2,057,549	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	222,606	222,648	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	231,863	231,907	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/11/21	Open	946,250	946,429	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	993,083	993,294	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	2,332,500	2,332,996	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	3,050,302	3,050,951	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	1,006,569	1,006,783	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	2,310,757	2,311,248	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/11/21	Open	3,061,870	3,062,521	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	0.45	%(b)	06/11/21	Open	$2,264,766	$2,265,248	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open	4,768,031	4,768,932	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open	3,077,702	3,078,284	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open	1,755,955	1,756,287	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.40	(b)	06/21/21	Open	274,920	274,951	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/22/21	Open	569,566	569,606	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.28	(b)	06/23/21	Open	565,706	565,741	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	1,394,245	1,394,400	Capital Trusts	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	406,875	406,920	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	422,355	422,402	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	423,563	423,610	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	496,294	496,349	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	658,499	658,572	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/23/21	Open	449,820	449,870	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/23/21	Open	405,506	405,553	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/23/21	Open	473,156	473,211	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.55	(b)	06/23/21	Open	576,121	576,192	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.55	(b)	06/23/21	Open	819,612	819,713	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	664,197	664,249	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	684,000	684,053	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	387,400	387,430	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	604,133	604,179	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	635,325	635,374	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	828,022	828,087	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	919,575	919,647	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	609,469	609,516	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	345,803	345,829	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	599,909	599,955	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	656,308	656,359	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	415,125	415,157	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	1,084,534	1,084,618	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	715,300	715,356	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	375,148	375,177	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	801,250	801,312	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/23/21	Open	902,037	902,108	Foreign Agency Obligations	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	362,000	362,028	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	407,374	407,405	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	381,070	381,100	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	395,100	395,131	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	419,501	419,534	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/23/21	Open	494,618	494,656	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	361,683	361,715	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	490,360	490,404	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	450,023	450,062	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	494,358	494,401	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	898,750	898,830	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	485,875	485,918	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	3,869,685	3,870,029	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/23/21	Open	409,403	409,439	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.30	(b)	06/24/21	Open	1,777,531	1,777,620	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	251,333	251,358	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	294,880	294,910	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	254,430	254,456	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	210,600	210,621	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	255,028	255,053	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	246,971	246,996	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	243,125	243,150	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	222,338	222,360	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	213,030	213,052	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	272,788	272,815	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	209,820	209,841	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	639,159	639,224	Corporate Bonds	Open/Demand

34	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	0.52	%(b)	06/24/21	Open	$217,920	$217,942	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	283,075	283,104	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	247,480	247,505	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.52	(b)	06/24/21	Open	182,369	182,387	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.54	(b)	06/24/21	Open	2,721,215	2,721,460	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.55	(b)	06/24/21	Open	522,761	522,809	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.55	(b)	06/24/21	Open	573,000	573,053	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.55	(b)	06/24/21	Open	2,321,375	2,321,588	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.58	(b)	06/24/21	Open	1,266,000	1,266,122	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	156,500	156,511	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	232,268	232,283	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	149,500	149,510	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	161,000	161,011	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	347,563	347,586	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	176,750	176,762	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	211,838	211,852	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	702,214	702,255	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	239,794	239,808	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	1,175,880	1,175,949	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	160,500	160,511	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	189,525	189,538	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	222,058	222,073	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	151,750	151,760	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	173,250	173,262	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	249,844	249,861	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	152,250	152,260	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	189,600	189,613	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	164,000	164,011	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	159,075	159,086	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	578,925	578,959	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	196,000	196,011	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	198,886	198,898	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	166,000	166,010	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	1,028,604	1,028,664	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	657,900	657,938	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	484,218	484,246	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	608,438	608,473	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open	653,625	653,663	Foreign Agency Obligations	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/24/21	Open	197,950	197,963	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/24/21	Open	195,440	195,453	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/24/21	Open	235,505	235,521	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.35	(b)	06/24/21	Open	231,435	231,451	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	243,375	243,394	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	235,770	235,788	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	231,861	231,879	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	215,663	215,679	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	249,400	249,419	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/24/21	Open	228,470	228,488	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.46	(b)	06/24/21	Open	211,313	211,331	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/28/21	Open	152,575	152,578	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	1,073,002	1,073,010	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	1,286,560	1,286,569	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	712,500	712,505	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	584,955	584,959	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	1,408,094	1,408,104	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	572,531	572,535	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	572,850	572,854	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	594,540	594,544	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open	722,610	722,615	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open	1,491,847	1,491,861	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open	4,210,582	4,210,621	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open	518,363	518,367	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
TD Securities (USA) LLC	0.33	%(b)	06/29/21	Open	$1,299,840	$1,299,852	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open	1,186,775	1,186,786	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open	5,096,000	5,096,047	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/29/21	Open	4,459,967	4,460,017	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/29/21	Open	1,231,120	1,231,134	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/29/21	Open	1,071,989	1,072,001	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/29/21	Open	4,575,000	4,575,051	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.48	(b)	06/29/21	Open	3,425,191	3,425,237	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.50	(b)	06/29/21	Open	4,821,480	4,821,547	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80		06/30/21	07/07/21	1,558,161	1,558,196	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	1,393,000	1,393,050	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	2,676,618	2,676,715	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	2,949,180	2,949,286	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	3,153,409	3,153,523	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	3,082,560	3,082,671	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	1,592,500	1,592,557	Non-Agency Mortgage-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	1,391,000	1,391,050	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	1.30		06/30/21	07/14/21	1,578,000	1,578,057	Non-Agency Mortgage-Backed Securities	Up to 30 Days
BNP Paribas S.A	0.27	(b)	06/30/21	Open	106,838	106,839	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	130,174	130,176	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	109,751	109,753	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	106,324	106,325	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	147,188	147,190	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	128,511	128,513	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	188,663	188,666	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	105,090	105,091	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	114,375	114,377	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	151,050	151,052	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	156,251	156,253	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	112,850	112,852	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	105,655	105,656	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	137,813	137,815	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	181,655	181,658	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	178,838	178,840	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	133,000	133,002	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	154,213	154,215	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	128,063	128,065	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	99,750	99,751	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	191,290	191,293	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	134,558	134,560	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	122,649	122,651	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	90,375	90,376	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.50	(b)	06/30/21	Open	160,645	160,647	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.00	(b)	06/30/21	Open	6,720,000	6,720,187	Non-Agency Mortgage-Backed Securities	Open/Demand
BNP Paribas S.A	1.00	(b)	06/30/21	Open	8,320,000	8,320,251	Non-Agency Mortgage-Backed Securities	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/30/21	Open	150,870	150,871	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/30/21	Open	92,625	92,626	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/30/21	Open	145,457	145,458	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/30/21	Open	673,371	673,378	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/30/21	Open	97,875	97,876	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	06/30/21	Open	121,061	121,063	Corporate Bonds	Open/Demand

36	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
TD Securities (USA) LLC	0.33	%(b)	06/30/21	Open	$145,885	$145,886	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	141,736	141,738	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	101,135	101,136	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	119,368	119,369	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	165,351	165,353	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	95,146	95,147	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	148,126	148,128	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	126,896	126,897	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	165,825	165,827	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/30/21	Open	163,125	163,126	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/30/21	Open	148,004	148,005	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/30/21	Open	128,095	128,096	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/30/21	Open	152,311	152,313	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.40	(b)	06/30/21	Open	103,960	103,961	Corporate Bonds	Open/Demand

					$517,702,967	$517,949,736

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Exchange Traded Bitcoin Futures	7	07/30/21	$1,215	$73,205
Euro Bund	60	09/08/21	12,280	77,493
DAX Index	22	09/17/21	10,127	(152,667)
Euro Stoxx 50 Index	49	09/17/21	2,356	(48,615)
FTSE 100 Index	8	09/17/21	772	(13,018)
FTSE/MIB Index	28	09/17/21	4,151	(86,987)
Russell 2000 E-Mini Index	29	09/17/21	3,346	(33,237)
10-Year U.S. Treasury Note	51	09/21/21	6,754	16,223
U.S. Long Bond	116	09/21/21	18,625	410,324
5-Year U.S. Treasury Note	1,384	09/30/21	170,762	(344,242)

				(101,521)

Short Contracts
Euro BTP	116	09/08/21	20,826	(125,274)
Euro OAT	58	09/08/21	10,938	(49,570)
NASDAQ 100 E-Mini Index	285	09/17/21	82,929	(3,207,914)
S&P 500 E-Mini Index	767	09/17/21	164,468	(1,858,239)
10-Year U.S. Ultra Long Treasury Note	1,612	09/21/21	237,065	(2,965,028)
Ultra U.S. Treasury Bond	123	09/21/21	23,678	(878,890)
Long Gilt	113	09/28/21	20,024	(81,400)
2-Year U.S. Treasury Note	762	09/30/21	167,884	10,573

				(9,155,742)

				$(9,257,263)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,688,653	EUR	3,017,708	Deutsche Bank AG	07/23/21	$108,842
USD	7,392,906	EUR	6,047,367	Deutsche Bank AG	07/30/21	218,083
USD	4,931,233	EUR	4,033,168	Deutsche Bank AG	08/06/21	145,463

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,933,028	EUR	4,851,293	Deutsche Bank AG	08/19/21	$175,005
USD	10,706,896	EUR	8,740,000	BNP Paribas S.A.	09/03/21	330,286
USD	4,223,571	EUR	3,461,565	BNP Paribas S.A.	09/09/21	113,292
BRL	12,588,418	USD	2,450,000	Citibank N.A.	09/10/21	59,621
USD	2,110,636	EUR	1,728,200	BNP Paribas S.A.	09/16/21	58,260
MXN	46,596,741	USD	2,227,846	Citibank N.A.	09/17/21	87,454
MXN	4,009,753	USD	195,659	State Street Bank and Trust Co.	09/17/21	3,578
USD	17,891,412	CAD	21,886,788	Bank of America N.A.	09/17/21	235,651
USD	403,878	CHF	363,941	Bank of America N.A.	09/17/21	9,742
USD	4,841,020	CHF	4,374,366	Morgan Stanley & Co. International PLC	09/17/21	103,729
USD	2,407,613	EUR	1,999,000	Deutsche Bank AG	09/17/21	33,591
USD	314,694,858	EUR	261,312,676	Deutsche Bank AG	09/17/21	4,358,618
USD	2,024,291	EUR	1,668,254	Morgan Stanley & Co. International PLC	09/17/21	43,064
USD	3,586,384	EUR	2,951,307	State Street Bank and Trust Co.	09/17/21	81,397
USD	5,896,439	EUR	4,822,136	State Street Bank and Trust Co.	09/17/21	169,646
USD	63,924,073	GBP	45,613,302	Deutsche Bank AG	09/17/21	816,389
USD	1,028,305	GBP	737,943	HSBC Bank USA N.A.	09/17/21	7,334
USD	1,313,062	GBP	943,310	HSBC Bank USA N.A.	09/17/21	7,958
USD	126,577	GBP	91,410	Morgan Stanley & Co. International PLC	09/17/21	108
USD	18,902,046	HKD	146,716,073	BNP Paribas S.A.	09/17/21	3,036
USD	539,050	JPY	59,202,125	Deutsche Bank AG	09/17/21	5,810
USD	16,115,449	JPY	1,779,190,488	Deutsche Bank AG	09/17/21	90,080
USD	301,510	NOK	2,556,424	Morgan Stanley & Co. International PLC	09/17/21	4,509
USD	123,504	SEK	1,025,880	Bank of America N.A.	09/17/21	3,547
USD	741,484	SEK	6,121,318	Deutsche Bank AG	09/17/21	25,710
USD	1,558,813	SEK	13,285,805	Deutsche Bank AG	09/17/21	5,288
USD	16,281,838	SEK	137,332,599	Morgan Stanley & Co. International PLC	09/17/21	223,368
USD	737,014	SEK	6,135,088	State Street Bank and Trust Co.	09/17/21	19,631
USD	12,148,212	CNH	78,960,703	Deutsche Bank AG	09/24/21	9,359
USD	386,499	EUR	325,250	Bank of America N.A.	09/24/21	174
USD	6,222,637	EUR	5,221,169	Morgan Stanley & Co. International PLC	09/30/21	20,253
USD	12,186,136	EUR	10,186,960	Morgan Stanley & Co. International PLC	09/30/21	84,739

						7,662,615

EUR	3,005,725	USD	3,607,791	Bank of America N.A.	07/21/21	(42,340)
EUR	3,017,708	USD	3,652,116	Morgan Stanley & Co. International PLC	07/23/21	(72,304)
EUR	6,047,367	USD	7,338,258	Deutsche Bank AG	07/30/21	(163,434)
GBP	5,201,655	USD	7,234,988	Barclays Bank PLC	08/05/21	(38,833)
EUR	4,033,168	USD	4,849,985	UBS AG	08/06/21	(64,216)
USD	2,450,000	BRL	12,450,900	Citibank N.A.	09/10/21	(32,206)
CAD	365,357	USD	301,834	HSBC Bank USA N.A.	09/17/21	(7,106)
EUR	2,284,135	USD	2,795,926	Bank of America N.A.	09/17/21	(83,277)
EUR	563,736	USD	690,957	HSBC Bank USA N.A.	09/17/21	(21,462)
EUR	941,755	USD	1,150,032	HSBC Bank USA N.A.	09/17/21	(31,599)
GBP	217,839	USD	307,147	Bank of America N.A.	09/17/21	(5,759)
GBP	457,491	USD	645,338	BNP Paribas S.A.	09/17/21	(12,382)
GBP	115,184	USD	162,701	Deutsche Bank AG	09/17/21	(3,339)
GBP	240,671	USD	338,883	Deutsche Bank AG	09/17/21	(5,906)
GBP	413,971	USD	584,688	HSBC Bank USA N.A.	09/17/21	(11,943)
GBP	468,376	USD	664,016	HSBC Bank USA N.A.	09/17/21	(16,000)
GBP	634,470	USD	899,880	HSBC Bank USA N.A.	09/17/21	(22,067)
GBP	919,750	USD	1,277,212	HSBC Bank USA N.A.	09/17/21	(4,704)
GBP	501,921	USD	708,297	Morgan Stanley & Co. International PLC	09/17/21	(13,871)
JPY	1,936,465	USD	17,530	Deutsche Bank AG	09/17/21	(88)
JPY	119,774	USD	1,084	Morgan Stanley & Co. International PLC	09/17/21	(5)
USD	277,836	CHF	256,731	Goldman Sachs International	09/17/21	(196)
USD	156,081	SEK	1,335,500	Deutsche Bank AG	09/17/21	(81)
USD	1,193,365	SEK	10,269,965	Deutsche Bank AG	09/17/21	(7,515)

38	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,503,857	USD	2,992,357	State Street Bank and Trust Co.	09/30/21	$(17,950)
USD	363,354	EUR	306,104	HSBC Bank USA N.A.	09/30/21	(276)

						(678,859)

						$6,983,756

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	581	07/02/21	USD	427.00	USD	24,870	$132,177
BP PLC	905	07/16/21	USD	29.00	USD	2,391	7,693
D.R. Horton, Inc.	265	07/16/21	USD	95.00	USD	2,395	14,840
FTSE/MIB Index	39	07/16/21	EUR	26,000.00	EUR	2,447	3,931
iShares MSCI Emerging Markets ETF	1,483	07/16/21	USD	57.00	USD	8,179	14,830
Johnson Controls International PLC	385	07/16/21	USD	67.50	USD	2,642	71,225
PulteGroup, Inc.	160	07/16/21	USD	60.00	USD	873	2,400
Ralph Lauren Corp.	116	07/16/21	USD	145.00	USD	1,367	1,740
Sandvik	321	07/16/21	SEK	237.83	SEK	7,095	833
SPDR S&P 500 ETF Trust	1,095	07/16/21	USD	427.00	USD	46,873	499,867
VanEck Vectors Semiconductor ETF	353	07/16/21	USD	260.00	USD	9,257	202,975
SPDR S&P 500 ETF Trust	1,374	07/30/21	USD	436.00	USD	58,815	258,999
Comcast Corp., Class A	131	08/20/21	USD	57.50	USD	747	21,419
ConocoPhillips	422	08/20/21	USD	65.00	USD	2,570	62,034
Daimler AG	263	08/20/21	EUR	85.00	EUR	1,982	14,033
Energy Select Sector SPDR Fund	2,103	08/20/21	USD	60.00	USD	11,329	121,974
L Brands, Inc.	383	08/20/21	USD	80.00	USD	2,760	90,388
Las Vegas Sands Corp.	69	08/20/21	USD	65.00	USD	364	3,278
salesforce.com, Inc.	71	08/20/21	USD	250.00	USD	1,734	47,747
SPDR S&P 500 ETF Trust	478	08/20/21	USD	440.00	USD	20,461	115,198
Trane Technologies PLC	26	08/20/21	USD	190.00	USD	479	10,400
Wells Fargo & Co.	570	08/20/21	USD	45.00	USD	2,582	124,260
Advance Auto Parts, Inc.	53	09/17/21	USD	210.00	USD	1,087	43,195
Carrier Global Corp.	338	09/17/21	USD	47.00	USD	1,643	111,540
Deere & Co.	18	09/17/21	USD	380.00	USD	635	13,410
FedEx Corp.	54	09/17/21	USD	310.00	USD	1,611	49,545
Freeport-McMoRan Copper & Gold, Inc.	222	09/17/21	USD	40.00	USD	824	44,178
Illinois Tool Works, Inc.	106	09/17/21	USD	250.00	USD	2,370	9,275
SPDR S&P 500 ETF Trust	1,912	09/17/21	USD	450.00	USD	81,845	377,620
SPDR S&P 500 ETF Trust	2,190	09/17/21	USD	440.00	USD	93,745	1,051,200
Vinci S.A	182	09/17/21	EUR	100.00	EUR	1,638	39,708
Wells Fargo & Co.	570	09/17/21	USD	45.00	USD	2,582	152,475
Nucor Corp.	139	10/15/21	USD	110.00	USD	1,333	45,175
TE Connectivity Ltd.	64	10/15/21	USD	145.00	USD	865	17,600
Parker-Hannifin Corp.	72	11/19/21	USD	340.00	USD	2,211	60,840
Diamondback Energy, Inc.	374	12/17/21	USD	90.00	USD	3,511	531,080
Diamondback Energy, Inc.	625	12/17/21	USD	115.00	USD	5,868	365,625
Devon Energy Corp.	1,335	01/21/22	USD	28.00	USD	3,897	597,412
Devon Energy Corp.	1,082	01/21/22	USD	35.00	USD	3,158	222,351

							5,554,470

Put
SPDR S&P 500 ETF Trust	676	07/02/21	USD	410.00	USD	28,937	2,366
InvesCo QQQ Trust	519	07/16/21	USD	325.00	USD	18,395	23,615
iShares iBoxx $ High Yield Corporate Bond ETF	4,545	09/17/21	USD	84.00	USD	40,014	172,710
90-Day Eurodollar Future	179	12/10/21	USD	99.37	USD	18	38,038

							236,729

							$5,791,199

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Safran SA	Barclays Bank PLC	9,500	07/16/21	EUR	125.00	EUR	1,111	$5,967
USD Currency	Morgan Stanley & Co. International PLC	—	07/28/21	MXN	21.50	USD	14,887	12,937
Autodesk, Inc.	Nomura International Plc	15,000	09/17/21	USD	295.00	USD	4,379	171,557
United Rentals, Inc.	Credit Suisse International	4,510	09/17/21	USD	360.00	USD	1,439	33,600
USD Currency	Morgan Stanley & Co. International PLC	—	09/29/21	MXN	20.75	USD	14,887	181,264
Amazon.com, Inc.	Citibank N.A.	1,000	06/17/22	USD	4,150.00	USD	3,440	155,275

								560,600

Put
USD Currency	JPMorgan Chase Bank N.A.	—	07/27/21	RUB	72.25	USD	4,843	25,733
EUR Currency	Morgan Stanley & Co. International PLC	—	07/30/21	USD	1.19	EUR	26,032	180,510
EUR Currency	BNP Paribas S.A.	—	08/02/21	USD	1.19	EUR	18,170	179,516
iShares National Muni Bond ETF	Credit Suisse International	319	08/20/21	USD	113.00	USD	37	—
iShares National Muni Bond ETF	Credit Suisse International	320	08/20/21	USD	114.00	USD	38	—
USD Currency	Morgan Stanley & Co. International PLC	—	08/25/21	MXN	19.75	USD	8,990	79,731
USD Currency	Bank of America N.A.	—	08/26/21	RUB	72.50	USD	8,379	80,927
USD Currency	JPMorgan Chase Bank N.A.	—	08/26/21	ZAR	13.75	USD	6,622	31,671

								578,088

								$1,138,688

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Call
SPX <= 4,567.729 and USSW10 >= 1.70	Goldman Sachs International	151	10/15/21	USD	690	$60,332
SPX <= 4,567.729 and USSW10 >= 1.70	Goldman Sachs International	151	10/29/21	USD	690	70,762

						$131,094

(a)	Option only pays if both terms are met on the expiration date.

USD	United States Dollar

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 12/26/31	6-Month EURIBOR, (0.52%)	Semi-Annual	0.07%	Annual	Goldman Sachs International	12/24/21	0.07%	EUR	9,317	$81,115
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60	USD	4,605	169,899
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60	USD	4,604	169,867
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.15%	Quarterly	1.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	1.30	USD	9,779	114,198
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 0.15%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	124,708	300,766

										835,845

Put
5-Year Interest Rate Swap, 07/10/26	1.37%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs International	07/08/21	1.37	USD	24,816	10
5-Year Interest Rate Swap, 07/10/26	1.37%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs International	07/08/21	1.37	USD	6,204	3
30-Year Interest Rate Swap, 11/18/51	0.48%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	JPMorgan Chase Bank N.A.	11/16/21	0.48	EUR	9,062	388,609

40	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put (continued)
30-Year Interest Rate Swap, 11/26/51	0.49%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Goldman Sachs International	11/24/21	0.49%	EUR	8,897	$378,485
30-Year Interest Rate Swap, 12/11/51	0.52%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Goldman Sachs International	12/09/21	0.52	EUR	8,408	337,992
10-Year Interest Rate Swap, 12/31/31	1.79%	Semi-Annual	3-Month LIBOR, 0.00%	Quarterly	Goldman Sachs International	12/29/21	1.79	USD	11,646	114,601
1-Year Interest Rate Swap, 07/07/23	0.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	07/05/22	0.50	USD	133,380	214,876

										1,434,576

										$2,270,421

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares MSCI Emerging Markets ETF	1,483	07/16/21	USD	61.00	USD	8,179	$(4,449)
UWM Holdings Corp.	157	07/16/21	USD	11.00	USD	133	(1,178)
UWM Holdings Corp.	97	07/16/21	USD	12.00	USD	82	(728)
Albemarle Corp.	50	08/20/21	USD	190.00	USD	842	(15,375)
Cadence Design Systems, Inc.	50	08/20/21	USD	150.00	USD	684	(7,750)
Capital One Financial Corp.	112	08/20/21	USD	160.00	USD	1,733	(52,920)
ConocoPhillips	422	08/20/21	USD	75.00	USD	2,570	(11,605)
Crowdstrike Holdings, Inc., Class A	30	08/20/21	USD	300.00	USD	754	(8,475)
Edwards Lifesciences Corp.	70	08/20/21	USD	115.00	USD	725	(6,125)
Energy Select Sector SPDR Fund	3,154	08/20/21	USD	65.00	USD	16,991	(75,696)
EQT Corp.	1,150	08/20/21	USD	24.00	USD	2,560	(117,875)
Intuitive Surgical, Inc.	10	08/20/21	USD	1,000.00	USD	920	(10,250)
Las Vegas Sands Corp.	100	08/20/21	USD	60.00	USD	527	(10,100)
NXP Semiconductors NV	110	08/20/21	USD	225.00	USD	2,263	(36,520)
Shopify, Inc., Class A	10	08/20/21	USD	1,720.00	USD	1,461	(26,900)
Twilio, Inc., Class A	20	08/20/21	USD	460.00	USD	788	(21,250)
UWM Holdings Corp.	53	08/20/21	USD	12.50	USD	45	(928)
Workday, Inc., Class A	30	08/20/21	USD	270.00	USD	716	(5,730)
Wynn Resorts Ltd.	40	08/20/21	USD	140.00	USD	489	(8,360)
SPDR S&P 500 ETF Trust	1,912	09/17/21	USD	454.00	USD	81,845	(259,076)
Wells Fargo & Co.	570	09/17/21	USD	52.50	USD	2,582	(31,065)
Diamondback Energy, Inc.	374	12/17/21	USD	130.00	USD	3,511	(129,030)
Diamondback Energy, Inc.	625	12/17/21	USD	135.00	USD	5,868	(179,687)
SPDR S&P 500 ETF Trust	239	12/17/21	USD	455.00	USD	10,231	(128,940)
Devon Energy Corp.	1,082	01/21/22	USD	40.00	USD	3,158	(129,299)
Devon Energy Corp.	1,335	01/21/22	USD	38.00	USD	3,897	(198,915)

							(1,478,226)

Put
SPDR S&P 500 ETF Trust	676	07/02/21	USD	390.00	USD	28,937	(1,014)
D.R. Horton, Inc.	265	07/16/21	USD	80.00	USD	2,395	(2,252)
InvesCo QQQ Trust	519	07/16/21	USD	295.00	USD	18,395	(6,747)
Johnson Controls International PLC	505	07/16/21	USD	60.00	USD	3,466	(2,525)
PulteGroup, Inc.	160	07/16/21	USD	50.00	USD	873	(3,200)
Ralph Lauren Corp.	116	07/16/21	USD	115.00	USD	1,367	(21,170)
Sandvik	321	07/16/21	SEK	208.10	SEK	7,087	(6,251)
Albemarle Corp.	50	08/20/21	USD	140.00	USD	842	(8,375)
Cadence Design Systems, Inc.	50	08/20/21	USD	125.00	USD	684	(11,375)
Comcast Corp., Class A	131	08/20/21	USD	52.50	USD	747	(9,563)
Crowdstrike Holdings, Inc., Class A	30	08/20/21	USD	220.00	USD	754	(12,525)
Daimler AG	263	08/20/21	EUR	70.00	EUR	1,980	(28,846)
Edwards Lifesciences Corp.	70	08/20/21	USD	95.00	USD	725	(10,325)

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
EQT Corp.	1,150	08/20/21	USD	18.00	USD	2,560	$(37,375)
Intuitive Surgical, Inc.	10	08/20/21	USD	830.00	USD	920	(9,850)
Las Vegas Sands Corp.	138	08/20/21	USD	50.00	USD	727	(26,289)
Las Vegas Sands Corp.	100	08/20/21	USD	45.00	USD	527	(6,750)
salesforce.com, Inc.	71	08/20/21	USD	220.00	USD	1,734	(13,348)
Shopify, Inc., Class A	10	08/20/21	USD	1,275.00	USD	1,461	(29,650)
Trane Technologies PLC	26	08/20/21	USD	170.00	USD	479	(4,225)
Twilio, Inc., Class A	20	08/20/21	USD	340.00	USD	788	(17,350)
Wells Fargo & Co.	570	08/20/21	USD	40.00	USD	2,582	(28,500)
Workday, Inc., Class A	30	08/20/21	USD	220.00	USD	716	(10,050)
Wynn Resorts Ltd.	40	08/20/21	USD	105.00	USD	489	(6,840)
Advance Auto Parts, Inc.	53	09/17/21	USD	180.00	USD	1,087	(16,695)
Alphabet Inc., Class C	12	09/17/21	USD	2,100.00	USD	3,008	(21,540)
Amazon.com, Inc.	8	09/17/21	USD	3,000.00	USD	2,752	(28,960)
Carrier Global Corp.	310	09/17/21	USD	43.00	USD	1,507	(18,600)
Deere & Co.	18	09/17/21	USD	320.00	USD	635	(11,745)
EQT Corp.	856	09/17/21	USD	17.00	USD	1,905	(29,960)
FedEx Corp.	54	09/17/21	USD	270.00	USD	1,611	(24,975)
Freeport-McMoRan Copper & Gold, Inc.	222	09/17/21	USD	32.00	USD	824	(23,976)
Illinois Tool Works, Inc.	106	09/17/21	USD	200.00	USD	2,370	(21,465)
iShares iBoxx $ High Yield Corporate Bond ETF	4,545	09/17/21	USD	81.00	USD	40,014	(109,080)
Microsoft Corp.	102	09/17/21	USD	225.00	USD	2,763	(13,923)
Vinci S.A.	182	09/17/21	EUR	85.00	EUR	1,638	(32,695)
Wells Fargo & Co.	570	09/17/21	USD	40.00	USD	2,582	(45,885)
Nucor Corp.	139	10/15/21	USD	92.50	USD	1,333	(86,180)
TE Connectivity Ltd.	64	10/15/21	USD	125.00	USD	865	(21,600)
Parker-Hannifin Corp.	72	11/19/21	USD	250.00	USD	2,211	(36,720)

							(858,394)

							$(2,336,620)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Safran SA.	Barclays Bank PLC	9,500	07/16/21	EUR	140.00	EUR	1,111	$(676)
USD Currency.	Morgan Stanley & Co. International PLC	—	07/28/21	MXN	20.75	USD	14,887	(45,524)
Hoya Corp.	JPMorgan Chase Bank N.A.	7,300	08/13/21	JPY	16,625.69	JPY	107,529	(3,337)
Shin Etsu Chemical Ltd.	JPMorgan Chase Bank N.A.	5,800	08/13/21	JPY	20,481.09	JPY	107,764	(4,668)
Autodesk, Inc.	Nomura International Plc	21,500	09/17/21	USD	325.00	USD	6,276	(99,310)
USD Currency.	Morgan Stanley & Co. International PLC	—	09/29/21	MXN	21.50	USD	14,887	(88,801)

								(242,316)

Put
Safran SA.	Barclays Bank PLC	9,500	07/16/21	EUR	110.00	EUR	1,111	(9,815)
USD Currency.	JPMorgan Chase Bank N.A.	—	07/27/21	RUB	70.00	USD	4,843	(4,692)
EUR Currency.	BNP Paribas S.A.	—	07/30/21	USD	1.16	EUR	26,032	(38,399)
EUR Currency.	BNP Paribas S.A.	—	08/02/21	USD	1.15	EUR	27,255	(13,477)
USD Currency.	Morgan Stanley & Co. International PLC	—	08/25/21	MXN	19.25	USD	13,485	(32,674)
USD Currency.	Bank of America N.A.	—	08/26/21	RUB	70.00	USD	12,569	(20,613)
USD Currency.	JPMorgan Chase Bank N.A.	—	08/26/21	ZAR	13.25	USD	9,932	(10,121)
Autodesk, Inc.	Nomura International Plc	15,000	09/17/21	USD	250.00	USD	4,379	(48,634)
United Rentals, Inc.	Credit Suisse International	4,510	09/17/21	USD	280.00	USD	1,439	(34,491)
Amazon.com, Inc.	Citibank N.A.	500	06/17/22	USD	2,800.00	USD	1,720	(63,125)

								(276,041)

								$(518,357)

42	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 08/26/31	0.02%	Annual	6-Month EURIBOR, 0.00%	Semi-Annual	Goldman Sachs International	08/24/21	0.02%	EUR	9,317	$(23,099)
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	124,708	(93,432)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	124,708	(177,001)

										(293,532)

Put
10-Year Interest Rate Swap, 07/10/31	3-Month LIBOR, 0.15%	Quarterly	2.15%	Semi-Annual	Goldman Sachs International	07/08/21	2.15	USD	6,502	—
30-Year Interest Rate Swap, 07/10/51	3-Month LIBOR, 0.15%	Quarterly	2.53%	Semi-Annual	Goldman Sachs International	07/08/21	2.53	USD	2,482	—
30-Year Interest Rate Swap, 07/10/51	3-Month LIBOR, 0.15%	Quarterly	2.53%	Semi-Annual	Goldman Sachs International	07/08/21	2.53	USD	2,481	—
10-Year Interest Rate Swap, 07/28/31	3-Month LIBOR, 0.15%	Quarterly	1.73%	Semi-Annual	Goldman Sachs International	07/26/21	1.73	USD	16,267	(11,745)
10-Year Interest Rate Swap, 08/26/31	3-Month LIBOR, 0.00%	Quarterly	1.72%	Semi-Annual	Goldman Sachs International	08/24/21	1.72	USD	11,646	(34,113)
10-Year Interest Rate Swap, 09/02/31	3-Month LIBOR, 0.15%	Quarterly	1.75%	Semi-Annual	Goldman Sachs International	08/31/21	1.75	USD	17,940	(53,826)
30-Year Interest Rate Swap, 09/02/51	3-Month LIBOR, 0.15%	Quarterly	2.19%	Semi-Annual	Goldman Sachs International	08/31/21	2.19	USD	8,970	(32,897)
30-Year Interest Rate Swap, 11/18/51	6-Month EURIBOR, (0.52%)	Semi-Annual	0.78%	Annual	JPMorgan Chase Bank N.A.	11/16/21	0.78	EUR	9,062	(108,965)
30-Year Interest Rate Swap, 11/26/51	6-Month EURIBOR, (0.52%)	Semi-Annual	0.79%	Annual	Goldman Sachs International	11/24/21	0.79	EUR	8,897	(109,695)
10-Year Interest Rate Swap, 11/28/31	3-Month LIBOR, 0.15%	Quarterly	1.85%	Semi-Annual	Goldman Sachs International	11/26/21	1.85	USD	16,268	(109,460)
30-Year Interest Rate Swap, 12/05/51	3-Month LIBOR, 0.15%	Quarterly	2.32%	Semi-Annual	Goldman Sachs International	12/03/21	2.32	USD	5,051	(46,096)
30-Year Interest Rate Swap, 12/11/51	6-Month EURIBOR, (0.52%)	Semi-Annual	0.82%	Annual	Goldman Sachs International	12/09/21	0.82	EUR	8,408	(103,043)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.15%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	11,916	(146,979)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.15%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	23,832	(293,957)
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.15%	Quarterly	2.60%	Semi-Annual	Goldman Sachs International	04/20/22	2.60	USD	4,605	(48,139)
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.15%	Quarterly	2.60%	Semi-Annual	Goldman Sachs International	04/20/22	2.60	USD	4,604	(48,130)
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.15%	Quarterly	2.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	2.30	USD	9,779	(58,505)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.15%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	19,270	(252,892)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.15%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	19,271	(252,901)
5-Year Interest Rate Swap, 07/02/31	3-Month LIBOR, 0.00%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	06/30/26	3.04	USD	17,717	(233,594)

										(1,944,937)

										$(2,238,469)

CONSOLIDATED SCHEDULE OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	CCC	USD	20,240	$2,030,443	$804,101	$1,226,342
CDX.NA.HY.35.V1	5.00	Quarterly	12/20/25	B+	USD	9,213	948,486	692,105	256,381
ITRAXX.XO.34.V1	5.00	Quarterly	12/20/25	B	EUR	34,106	5,230,493	4,343,019	887,474
ITRAXX.XO.35.V1	5.00	Quarterly	06/20/26	B	EUR	4,639	691,842	686,235	5,607

							$8,901,264	$6,525,460	$2,375,804

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 4.50%	Monthly	4.42%	Monthly	N/A		02/28/23	MXN	88,483	$(109,461)	$15	$(109,476)
1-Month MXIBOR, 4.50%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	88,456	(104,361)	16	(104,377)
1-Month MXIBOR, 4.50%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	62,782	(121,540)	12	(121,552)
1-Month MXIBOR, 4.50%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	62,782	(108,157)	12	(108,169)
0.40%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/08/24	USD	79,575	98,584	547	98,037
0.57%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		06/28/24	USD	17,798	(2,266)	137	(2,403)
0.68%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/19/26	USD	15,214	123,950	130	123,820
0.70%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/22/26	USD	4,158	30,756	36	30,720
3-Month LIBOR, 0.15%	Quarterly	0.83%	Semi-Annual	N/A		03/08/26	USD	48,830	(62,885)	422	(63,307)
0.63%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/26/26	USD	70,700	1,069,420	645	1,068,775
0.64%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/27/26	USD	106,500	1,561,780	973	1,560,807
0.85%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/27/26	USD	35,500	152,309	325	151,984
3-Month LIBOR, 0.15%	Quarterly	0.98%	Semi-Annual	N/A		06/28/26	USD	10,679	5,587	99	5,488
1.17%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	5,187	103,167	81	103,086
1.20%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/05/31	USD	3,049	54,240	47	54,193
3-Month LIBOR, 0.15%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	22,642	(38,174)	362	(38,536)
3-Month LIBOR, 0.15%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	13,011	2,363	208	2,155
1.57%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/27/31	USD	8,424	(102,148)	136	(102,284)
1.54%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/28/31	USD	1,495	(13,856)	24	(13,880)
2.18%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/17/26	(a)	06/17/31	USD	12,721	(111,827)	118	(111,945)
2.18%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/17/26	(a)	06/17/31	USD	12,910	(112,747)	120	(112,867)
2.16%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/18/26	(a)	06/18/31	USD	12,910	(102,369)	120	(102,489)
1.99%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	07/02/26	(a)	07/02/31	USD	5,315	(9,457)	50	(9,507)
1.99%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	07/02/26	(a)	07/02/31	USD	12,402	(24,348)	115	(24,463)
1.45%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		12/11/50	USD	2,193	180,133	68	180,065
1.45%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/07/51	USD	7,090	551,631	219	551,412
1.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/08/51	USD	2,422	143,830	75	143,755
1.63%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/25/51	USD	5,110	174,862	158	174,704
1.58%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/01/51	USD	5,275	246,907	163	246,744
1.66%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/51	USD	2,952	76,971	91	76,880
1.68%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/05/51	USD	3,049	64,647	94	64,553
1.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/22/51	USD	1,179	(41,381)	36	(41,417)
2.01%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/27/51	USD	4,357	(237,314)	137	(237,451)
1.97%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		05/28/51	USD	718	(32,605)	23	(32,628)
2.04%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		06/07/51	USD	1,360	(81,719)	43	(81,762)
3-Month LIBOR, 0.15%	Quarterly	1.83%	Semi-Annual	N/A		06/22/51	USD	3,001	25,388	95	25,293

									$3,249,910	$5,952	$3,243,958

(a)	Forward Swap.

44	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,000	$(154,534)	$(456,633)	$302,099
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,000	(154,534)	(445,776)	291,242
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	1,500	(115,901)	(170,183)	54,282

								$(424,969)	$(1,072,592)	$647,623

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Rate/Reference	Frequency	Rate/Reference	Frequency
Financial Select Sector SPDR Fund	Quarterly	3-Month LIBOR, plus 0.30% 0.15%	Monthly	JPMorgan Chase Bank N.A.	N/A	09/16/21	USD	949	$9,369	$—	$9,369
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	3-Month LIBOR, minus 1.80% 0.15%	Monthly	Citibank N.A.	N/A	09/17/21	USD	10,810	(76,442)	—	(76,442)
3-Month LIBOR, 0.15%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Goldman Sachs International	N/A	09/20/21	USD	43,179	(132,266)	—	(132,266)
3-Month LIBOR, 0.15%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	28,786	(79,267)	(12,237)	(67,030)

									$(278,606)	$(12,237)	$(266,369)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/24/23 - 10/11/23	$4,586,480	$(170,998	)(c)	$4,418,257	0.4%
	Monthly	JPMorgan Chase Bank N.A.(d)	11/15/21	(5,370,631)	123,063	(e)	(5,213,020)	0.2

					$(47,935)		$(794,763)

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2,775) of net dividends and financing fees.
(e)	Amount includes $(34,548) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	27-30 basis points	18 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1W US Dollar LIBOR BBA

CONSOLIDATED SCHEDULE OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Total Return Swaps (continued)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 and October 11, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	764,722	$6,187,647	140.0%

Total Reference Entity — Long		6,187,647

Reference Entity — Short

Common Stocks

United States
Doordash, Inc., Class A	(9,922)	(1,769,390)	(40.0)

Total Reference Entity — Short		(1,769,390)

Net Value of Reference Entity — Citibank N.A.		$4,418,257

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date November 15, 2021:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Switzerland
Credit Suisse Group AG	(138,728)	$(1,452,194)	27.9%

United States
Walgreens Boots Alliance, Inc	(71,485)	(3,760,826)	72.1

		(5,213,020)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(5,213,020)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps	$6,531,412	$—	$7,038,275	$(1,418,513)	$—
OTC Swaps	—	(1,084,829)	780,055	(446,736)	—
Options Written	N/A	N/A	2,459,301	(410,479)	(5,093,446)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts	$73,205	$—	$—	$—	$514,613	$—	$587,818
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	7,662,615	—	—	7,662,615
Options purchased
Investments at value — unaffiliated	—	—	6,119,560	772,289	2,308,459	131,094	9,331,402
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps	—	2,375,804	—	—	4,662,471	—	7,038,275
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	647,623	132,432	—	—	—	780,055

	$73,205	$3,023,427	$6,251,992	$8,434,904	$7,485,543	$131,094	$25,400,165

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts	$—	$—	$5,400,677	$—	$4,444,404	$—	$9,845,081
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	678,859	—	—	678,859
Options written
Options written at value	—	—	2,600,676	254,301	2,238,469	—	5,093,446

46	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps	$—	$—	$—	$—	$1,418,513	$—	$1,418,513
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,072,592	247,440	—	211,533	—	1,531,565

	$—	$1,072,592	$8,248,793	$933,160	$8,312,919	$—	$18,567,464

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(17,666,581)	$(441,457)	$(5,800,453)	$—	$(23,908,491)
Forward foreign currency exchange contracts	—	—	—	4,932,325	—	—	4,932,325
Options purchased	—	—	(14,134,120)	(114,742)	(3,198,804)	—	(17,447,666)
Options written.	—	—	8,987,851	134,229	1,245,147	—	10,367,227
Swaps	—	1,016,193	241,382	—	(499,473)	—	758,102

	$—	$1,016,193	$(22,571,468)	$4,510,355	$(8,253,583)	$—	$(25,298,503)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$73,205	$—	$(4,665,949)	$—	$(3,935,555)	$—	$(8,528,299)
Forward foreign currency exchange contracts	—	—	—	6,554,167	—	—	6,554,167
Options purchased	—	—	(25,185)	(199,195)	923,292	(18,232)	680,680
Options written.	—	—	1,458,320	217,281	823,974	—	2,499,575
Swaps	—	1,515,660	(655,258)	—	3,067,888	—	3,928,290

	$73,205	$1,515,660	$(3,888,072)	$6,572,253	$879,599	$(18,232)	$5,134,413

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$131,508,254
Average notional value of contracts — short	$722,665,623
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$490,388,535
Average amounts sold — in USD	$36,236,650
Options
Average value of option contracts purchased	$6,838,108
Average value of option contracts written	$3,146,445
Average notional value of swaption contracts purchased	$386,262,791
Average notional value of swaption contracts written	$461,955,531
Credit default swaps
Average notional value — sell protection	$77,921,828
Interest rate swaps
Average notional value — pays fixed rate	$288,007,645
Average notional value — receives fixed rate	$88,483,993
Total return swaps
Average notional value.	$79,993,129

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$194,264		$1,313,601
Forward foreign currency exchange contracts	7,662,615		678,859
Options	9,331,402	(a)	5,093,446
Swaps — centrally cleared	—		595,892
Swaps — OTC(b)	780,055		1,531,565

Total derivative assets and liabilities in the Statement of Assets and Liabilities	17,968,336		9,213,363

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,985,463)		(4,246,113)

Total derivative assets and liabilities subject to an MNA	$11,982,873		$4,967,250

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$330,041	$(151,989)	$—	$—	$178,052
Barclays Bank PLC	5,967	(5,967)	—	—	—
BNP Paribas S.A.	684,390	(64,258)	—	—	620,132
Citibank N.A.	302,350	(302,350)	—	—	—
Credit Suisse International	33,600	(33,600)	—	—	—
Deutsche Bank AG	5,992,238	(180,363)	—	—	5,811,875
Goldman Sachs International	1,383,066	(1,193,641)	—	—	189,425
HSBC Bank USA N.A.	15,292	(15,292)	—	—	—
JPMorgan Chase Bank N.A.	578,445	(131,783)	—	(446,662)	—
Morgan Stanley & Co. International PLC	2,211,675	(1,967,570)	—	—	244,105
Nomura International Plc.	171,557	(147,944)	—	—	23,613
State Street Bank and Trust Co.	274,252	(17,950)	—	—	256,302

	$11,982,873	$(4,212,707)	$—	$(446,662)	$7,323,504

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities	(c)(d)
Bank of America N.A.	$151,989	$(151,989)	$—	$—	$—
Barclays Bank PLC	555,117	(5,967)	—	(549,150)	—
BNP Paribas S.A.	64,258	(64,258)	—	—	—
Citibank N.A.	342,771	(302,350)	—	(40,421)	—
Credit Suisse International	34,491	(33,600)	—	—	891
Deutsche Bank AG	180,363	(180,363)	—	—	—
Goldman Sachs International	1,193,641	(1,193,641)	—	—	—
HSBC Bank USA N.A.	115,157	(15,292)	—	—	99,865
JPMorgan Chase Bank N.A.	131,783	(131,783)	—	—	—
Morgan Stanley & Co. International PLC	1,967,570	(1,967,570)	—	—	—
Nomura International Plc.	147,944	(147,944)	—	—	—

48	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities	(c)(d)
State Street Bank and Trust Co	$17,950	$(17,950)	$—	$—		$—
UBS AG	64,216	—	—	—		64,216

	$4,967,250	$(4,212,707)	$—	$(589,571)		$164,972

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$235,080,857	$33,875,911	$268,956,768
Common Stocks
Argentina	11,650,711	—	—	11,650,711
Canada	24,611,487	—	—	24,611,487
Cayman Islands	14,105,292	—	—	14,105,292
China	10,594,687	13,756,956	—	24,351,643
Finland	—	4,421,780	—	4,421,780
France	—	79,595,771	—	79,595,771
Germany	15,201,013	62,037,522	—	77,238,535
Hong Kong	—	9,778,074	—	9,778,074
India	—	—	8,740,163	8,740,163
Ireland	9,604,075	377,464	—	9,981,539
Israel	6,995,976	—	—	6,995,976
Italy	—	35,506,045	—	35,506,045
Japan	—	21,102,848	—	21,102,848
Netherlands	8,984,821	45,520,354	—	54,505,175
Norway	198,613	—	—	198,613
Poland	1,199,384	—	—	1,199,384
Singapore	1,322,748	—	—	1,322,748
South Korea	—	3,175,829	—	3,175,829
Spain	—	10,809,326	—	10,809,326
Sweden	—	22,729,068	—	22,729,068
Switzerland	—	3,018,990	—	3,018,990
Taiwan	13,151,752	—	—	13,151,752
United Kingdom	13,846,369	46,681,934	4,268,553	64,796,856
United States	836,830,803	26,402,357	7,926,865	871,160,025
Corporate Bonds
Argentina	—	1,878,888	—	1,878,888
Australia	—	565,880	—	565,880
Austria	—	3,222,338	—	3,222,338
Bahamas	—	1,104,561	—	1,104,561
Bahrain	—	3,131,746	—	3,131,746
Bermuda	1,227,660	5,851,347	—	7,079,007
Brazil	—	20,209,911	—	20,209,911
Canada	—	4,033,526	—	4,033,526
Cayman Islands	—	55,932,134	—	55,932,134
Chile	—	7,511,918	—	7,511,918
China	—	32,183,531	—	32,183,531

CONSOLIDATED SCHEDULE OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Colombia	$—	$10,523,189	$—	$10,523,189
Cyprus	—	459,484	—	459,484
Dominican Republic	—	2,797,751	—	2,797,751
France	—	5,407,342	—	5,407,342
Germany	—	9,055,487	—	9,055,487
Guatemala	—	5,805,024	—	5,805,024
Hong Kong	—	3,999,834	—	3,999,834
India	—	23,539,637	—	23,539,637
Indonesia	—	8,297,579	—	8,297,579
Ireland	—	1,380,892	—	1,380,892
Israel	—	4,885,650	—	4,885,650
Italy	—	4,519,567	—	4,519,567
Japan	—	751,918	—	751,918
Kuwait	—	1,204,875	—	1,204,875
Luxembourg	—	24,792,604	—	24,792,604
Macau	—	11,697,838	—	11,697,838
Mauritius	—	5,805,562	—	5,805,562
Mexico	—	30,080,469	—	30,080,469
Morocco	—	1,233,725	—	1,233,725
MultiNational	—	197,285	—	197,285
Netherlands	—	11,054,402	—	11,054,402
Oman	—	1,539,321	—	1,539,321
Panama	—	1,428,184	—	1,428,184
Peru	—	5,007,499	—	5,007,499
Qatar	—	200,000	—	200,000
S.Georgia/S.San	—	—	1,463,475	1,463,475
Saudi Arabia	—	5,943,088	—	5,943,088
Singapore	—	7,916,848	—	7,916,848
South Africa	—	4,068,600	—	4,068,600
Switzerland	—	1,478,411	—	1,478,411
Turkey	—	747,934	—	747,934
United Arab Emirates	—	5,073,986	—	5,073,986
United Kingdom	—	13,540,399	—	13,540,399
United States	—	283,555,913	5,150,880	288,706,793
Floating Rate Loan Interests	—	108,718,295	52,598,327	161,316,622
Foreign Agency Obligations	—	142,512,570	—	142,512,570
Investment Companies	72,549,283	—	—	72,549,283
Municipal Bonds	—	3,582,591	—	3,582,591
Non-Agency Mortgage-Backed Securities	—	222,605,181	22,093,018	244,698,199
Other Interests	—	—	5,746,176	5,746,176
Preferred Securities
Capital Trusts	—	6,819,873	—	6,819,873
Preferred Stocks	—	11,399,299	27,585,449	38,984,748
U.S. Government Sponsored Agency Securities	—	3,683,306	—	3,683,306
Warrants	486,433	—	287,407	773,840
Options Purchased
Equity Contracts	5,753,161	366,399	—	6,119,560
Foreign Currency Exchange Contracts	—	772,289	—	772,289
Interest Rate Contracts	38,038	2,270,421	—	2,308,459
Other Contracts	—	131,094	—	131,094
Unfunded Floating Rate Loan Interests(a)	—	147	—	147
Liabilities
Unfunded Floating Rate Loan Interests	—	(1,066)	—	(1,066)

	$1,048,352,306	$1,756,471,651	$169,736,224	$2,974,560,181

Derivative Financial Instruments(b)
Assets
Commodity Contracts.	$73,205	$—	$—	$73,205
Credit Contracts	—	3,023,427	—	3,023,427
Equity Contracts	—	132,432	—	132,432

50	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Foreign Currency Exchange Contracts.	$—	$7,662,615	$—	$7,662,615
Interest Rate Contracts	514,613	4,662,471	—	5,177,084
Liabilities
Equity Contracts	(7,700,777)	(548,016)	—	(8,248,793)
Foreign Currency Exchange Contracts	—	(933,160)	—	(933,160)
Interest Rate Contracts	(4,444,404)	(3,856,278)	—	(8,300,682)

	$(11,557,363)	$10,143,491	$—	$(1,413,872)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2020	$5,944,767	$6,344,102	$—	$21,252,633	$8,104,000	$—	$13,303,782	$184,016	$55,133,300
Transfers into Level 3	10,096,452	—	—	—	—	4,640,000	—	—	14,736,452
Transfers out of Level 3	(5,944,767)	—	—	—	—	—	—	—	(5,944,767)
Accrued discounts/premiums	4,543	—	2,089	3,035	(15,712)	—	—	—	(6,045)
Net realized gain (loss)	—	—	—	1,210,487	(213,239)	—	19,144	—	1,016,392
Net change in unrealized appreciation (depreciation)(a)(b)	(839,436)	3,750,487	147,397	(117,267)	718,208	1,064,380	(1,401,758)	(146,911)	3,175,100
Purchases	24,614,352	12,068,707	6,464,869	52,452,117	13,522,671	41,796	17,693,583	250,302	127,108,397
Sales	—	(1,227,715)	—	(22,202,678)	(22,910)	—	(2,029,302)	—	(25,482,605)

Closing balance, as of June 30, 2021	$33,875,911	$20,935,581	$6,614,355	$52,598,327	$22,093,018	$5,746,176	$27,585,449	$287,407	$169,736,224

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$(839,436)	$3,751,107	$147,397	$236,909	$718,208	$1,064,380	$3,399,478	$(146,911)	$8,331,132

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $80,073,621. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$20,935,302	Market	EBITDA Multiple	22.72x	—
			Revenue Multiple	10.60x	—
			Volatility	44% - 65%	57%
			Time to Exit	1.2 - 2.6	2.1
			Recent Transactions	—	—
Asset Backed Securities	4,420,680	Income	Discount Rate	5%	—
Corporate Bonds	5,150,880	Market	Recent Transactions	—	—
Floating Rate Loan Interests	25,536,709	Income	Discount Rate	6% - 10%	8%
		Market	Recent Transactions	—	—
Other Interests	5,746,176	Market	Discount Rate	5%	—
Preferred Stocks(b)	27,585,449	Income	Discount Rate	27%	—

CONSOLIDATED SCHEDULE OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Capital Allocation Trust (BCAT)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Market	Revenue Multiple	7.47x - 46.84x	14.08x
			Time to Exit	2.6 - 4.0	3.7
			Volatility	54% - 79%	73%
			Recent Transactions	—	—
Warrants	287,407	Market	Time to Exit	0.3 - 1.7	1.1
			Volatility	34% - 71%	47%
			Recent Transactions	—	—

	$89,662,603

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $8,905,828 changed to Curent Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

52	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2021

BCAT

ASSETS
Investments, at value — unaffiliated(a)	$2,969,725,527
Investments, at value — affiliated(b)	4,835,573
Cash pledged:
Collateral — OTC derivatives	1,331,000
Futures contracts	19,371,000
Centrally cleared swaps	16,035,000
Foreign currency, at value(c)	3,355,550
Receivables:
Investments sold	34,180,930
Options written	924,177
Swaps	219,081
Dividends — unaffiliated	1,435,991
Dividends — affiliated	84
Interest — unaffiliated	15,789,832
Variation margin on futures contracts	194,264
Unrealized appreciation on:
Forward foreign currency exchange contracts	7,662,615
OTC swaps	780,055
Unfunded floating rate loan interests	147

Total assets	3,075,840,826

LIABILITIES
Bank overdraft	1,957,497
Cash received:
Collateral — reverse repurchase agreements	1,596,105
Collateral — OTC derivatives	650,000
Options written, at value(d)	5,093,446
Reverse repurchase agreements, at value	517,949,736
Payables:
Investments purchased	90,862,102
Swaps	685,679
Investment advisory fees	2,503,794
Trustees’ and Officer’s fees	2,499
Options written	1,455,823
Other accrued expenses	348,576
Variation margin on futures contracts	1,313,601
Variation margin on centrally cleared swaps	595,892
Swap premiums received	1,084,829
Unrealized depreciation on:
Forward foreign currency exchange contracts	678,859
OTC swaps	446,736
Unfunded floating rate loan interests	1,066

Total liabilities	627,226,240

NET ASSETS	$2,448,614,586

CONSOLIDATED FINANCIAL STATEMENTS	53

Consolidated Statement of Assets and Liabilities  (unaudited) (continued)

June 30, 2021

BCAT

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$2,246,142,261
Accumulated earnings	202,472,325

NET ASSETS	$2,448,614,586

Net asset value	$21.81

(a) Investments, at cost — unaffiliated	$2,740,909,904
(b) Investments, at cost — affiliated	$4,538,187
(c) Foreign currency, at cost.	$3,283,960
(d) Premiums received	$7,142,268
(e) Shares outstanding.	112,264,259
(f) Shares authorized	Unlimited
(g) Par value	$0.001

See notes to financial statements.

54	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2021

BCAT

INVESTMENT INCOME
Dividends — unaffiliated	$13,310,796
Dividends — affiliated	289,883
Interest — unaffiliated	31,516,393
Foreign taxes withheld	(972,733)

Total investment income	44,144,339

EXPENSES
Investment advisory	14,891,641
Professional	127,332
Custodian	86,539
Accounting services	83,584
Trustees and Officer	70,792
Transfer agent	49,532
Rating agency	15,775
Printing and postage	8,452
Miscellaneous	49,360

Total expenses	15,383,007
Less:
Fees waived and/or reimbursed by the Manager	(120,917)

Total expenses after fees waived and/or reimbursed	15,262,090

Net investment income	28,882,249

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	26,041,557
Investments — affiliated	884,274
Forward foreign currency exchange contracts	4,932,325
Foreign currency transactions	394,195
Futures contracts	(23,908,491)
Options written	10,367,227
Swaps	758,102

19,469,189

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	103,196,583
Investments — affiliated	(558,759)
Forward foreign currency exchange contracts	6,554,167
Foreign currency translations	161,938
Futures contracts	(8,528,299)
Options written	2,499,575
Swaps	3,928,290
Unfunded floating rate loan interests	(919)

107,252,576

Net realized and unrealized gain	126,721,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,604,014

See notes to financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

	BCAT
	Six Months Ended 06/30/21 (unaudited)	(a)	Period from 09/28/20 to 12/31/20 (b)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,882,249		$4,780,012
Net realized gain (loss)	19,469,189		(3,995,204)
Net change in unrealized appreciation (depreciation)	107,252,576		127,643,333

Net increase in net assets resulting from operations	155,604,014		128,428,141

DISTRIBUTIONS TO SHAREHOLDERS(c)
Decrease in net assets resulting from distributions to shareholders.	(69,942,618	)(d)	(11,617,212)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—		2,231,833,240
Reinvestment of distributions	11,258,310		2,950,711

Net increase in net assets derived from capital share transactions	11,258,310		2,234,783,951

NET ASSETS
Total increase in net assets	96,919,706		2,351,594,880
Beginning of period	2,351,694,880		100,000

End of period	$2,448,614,586		$2,351,694,880

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Commencement of operations.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

56	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2021

BCAT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$155,604,014
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities Proceeds from sales of long-term investments and principal paydowns/payups	882,250,867
Purchases of long-term investments	(1,625,840,108)
Net proceeds from sales of short-term securities	224,556,295
Amortization of premium and accretion of discount on investments and other fees	855,581
Premiums paid on closing options written	(5,858,979)
Premiums received from options written	20,387,774
Net realized gain on investments and options written	(38,718,051)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(111,042,900)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	7,441
Dividends — unaffiliated	(496,126)
Interest — unaffiliated	(4,809,734)
Swaps	(219,081)
Variation margin on futures contracts	(154,316)
Prepaid expenses	12,823
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	1,596,105
Collateral — OTC derivatives	100,000
Payables
Swaps	685,679
Interest expense	246,769
Investment advisory fees	78,419
Trustees’ and Officer’s fees	1,176
Other accrued expenses	151,879
Variation margin on futures contracts	1,049,722
Variation margin on centrally cleared swaps	580,842
Swap premiums received	170,054

Net cash used for operating activities	(498,803,855)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(58,684,308)
Increase in bank overdraft	1,957,497
Net borrowing of reverse repurchase agreements	517,702,967

Net cash provided by financing activities	460,976,156

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	61,878

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(37,765,821)
Restricted and unrestricted cash and foreign currency at beginning of period	77,858,371

Restricted and unrestricted cash and foreign currency at end of period	$40,092,550

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$(246,769)

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$11,258,310

CONSOLIDATED FINANCIAL STATEMENTS	57

Consolidated Statement of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2021

BCAT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — OTC derivatives	$1,331,000
Futures contracts	19,371,000
Centrally cleared swaps	16,035,000
Foreign currency at value	3,355,550

$40,092,550

See notes to financial statements.

58	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BCAT
	Six Months Ended 06/30/21 (unaudited	(a) )	Period from 09/28/20 to 12/31/20 (b)

Net asset value, beginning of period	$21.05		$20.00

Net investment income(c)	0.26		0.04
Net realized and unrealized gain	1.12		1.11

Net increase from investment operations	1.38		1.15

Distributions(d)
From net investment income	(0.62	)(e)	(0.03)
From net realized gain	—		(0.07)

Total distributions	(0.62)		(0.10)

Net asset value, end of period	$21.81		$21.05

Market price, end of period	$21.88		$21.77

Total Return(f)(g)
Based on net asset value	6.69%		5.77%

Based on market price	3.50%		9.39%

Ratios to Average Net Assets(h)(i)
Total expenses	1.29%		1.30%

Total expenses after fees waived and/or reimbursed	1.28%		1.26%

Net investment income	2.42%		0.84%

Supplemental Data
Net assets, end of period (000)	$2,448,615		$2,351,695

Borrowings outstanding, end of period (000)	$517,950		$—

Portfolio turnover rate	35%		13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Aggregate total return.
(g)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited	(a) )	Period from 09/28/20 to 12/31/20	(b)
Investments in underlying funds	0.02%		0.08%

(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Capital Allocation Trust (BCAT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Maryland statutory trust. The Trust determines and makes available for publication the net asset values (“NAVs”) of its Common Shares on a daily basis.

The Board of Trustees of the Trust is collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Trust include the account of Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Trust and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Trust to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Trust may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $6,209,089, which is 0.3% of The Trust’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Trust, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trust is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investment or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trust are recorded on the ex-dividend dates. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

60	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach.	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as

62	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trust may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations,

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Trust had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCAT	LBM Acquisition LLC	$64,080	$63,439	$63,586	$147
	Redstone Buyer LLC	320,108	320,108	319,042	(1,066)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trust to make future cash payments. As of June 30, 2021, the Trust had outstanding commitments of $46,551,240. These commitments are not included in the net assets of the Trust as of June 30, 2021.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $210,695,851 and 0.44%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc	$(19,375,105)	$19,375,105	$—	$—
BNP Paribas S.A	(151,421,744)	151,421,744	—	—
BofA Securities, Inc	(5,736,614)	5,736,614	—	—
Credit Suisse Securities (USA) LLC	(237,224,930)	237,224,930	—	—
RBC Capital Markets LLC	(48,022,921)	48,022,921	—	—
TD Securities (USA) LLC	(56,168,422)	56,168,422	—	—

	$(517,949,736)	$517,949,736	$—	$—

(a)	Collateral with a value of $602,194,701 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

64	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Trust may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the CFTC. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trust may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Trust may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options – The Trust may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trust may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trust receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trust and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trust and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

66	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to the Trust, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS for services it provides for that portion of the Trust for which BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived was $11,544.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended June 30, 2021, the Manager waived $109,373 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BCAT	$2,798,794	$3,709,164	$69,889

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$17,109,641	$49,785,742	$1,628,368,970	$855,589,923

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$2,745,852,296	$274,988,467	$(40,541,555)	$234,446,912

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments. The Trust’s prospectus provides details of the risks to which the Trust is subject.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

68	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Shares issued and outstanding for the period January 1, 2021, to June 30, 2021, increased by 527,421 as a result of dividend reinvestment.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On August 6, 2021, the Trust entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.

The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	07/01/21	07/15/21	07/30/21	$0.104100
	08/02/21	08/16/21	08/31/21	0.104100

70	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.

The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	71

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	73

Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

RUB	New Russian Ruble

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

BAB	Build America Bond

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

GOL	General Obligation Ltd.

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

PIK	Payment-in-Kind

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

74	2021 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) – Not Applicable

(b) Section  906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Trust

Date: September 2, 2021